315592 / 2-04

STI CLASSIC FUNDS-EQUITY FUNDS
T SHARES

PROSPECTUS

     FEBRUARY 23, 2004

     AGGRESSIVE GROWTH STOCK FUND

     EMERGING GROWTH STOCK FUND


     INVESTMENT ADVISER TO THE FUNDS:
     TRUSCO CAPITAL MANAGEMENT, INC.
     (the "Adviser")

     INVESTMENT SUBADVISER TO THE FUNDS:
     ZEVENBERGEN CAPITAL INVESTMENTS LLC
     (the "Subadviser")



[STI CLASSIC FUNDS LOGO OMITTED]

THE SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the T Shares of the Aggressive Growth Stock Fund and Emerging Growth Stock Fund (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

  2  AGGRESSIVE GROWTH STOCK FUND

  4  EMERGING GROWTH STOCK FUND

  6  MORE INFORMATION ABOUT RISK

  6  MORE INFORMATION ABOUT FUND INVESTMENTS

  6  INVESTMENT ADVISER

  7  INVESTMENT SUBADVISER

  7  PORTFOLIO MANAGERS

  7  PURCHASING AND SELLING FUND SHARES

 10  DIVIDENDS AND DISTRIBUTIONS

 10  TAXES

BACK     HOW TO OBTAIN MORE INFORMATION ABOUT
COVER    THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------
[BRIEFCASE ICON OMITTED] FUND SUMMARY

[TELESCOPE ICON OMITTED] INVESTMENT STRATEGY

[LIFE PRESERVER ICON OMITTED] WHAT ARE THE PRINCIPAL RISKS OF INVESTING?

[BULLSEYE ICON OMITTED] PERFORMANCE INFORMATION

[GRAPH ICON OMITTED] WHAT IS AN INDEX?

[COINS ICON OMITTED] FUND FEES AND EXPENSES

[MOUNTAIN ICON OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

[MAGNIFYING GLASS ICON OMITTED] INVESTMENT ADVISER

[HANDSHAKE ICON OMITTED] PURCHASING AND SELLING FUND SHARES

--------------------------------------------------------------------------------


FEBRUARY 23, 2004

                                                                    PROSPECTUS 1

                                                                   CUSIP NUMBERS

FUND NAME                          CLASS           INCEPTION           CUSIP
--------------------------------------------------------------------------------
Aggressive Growth Stock Fund       T Shares        2/23/04             784767188
Emerging Growth Stock Fund         T Shares        2/23/04             784767238


                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Subadviser is responsible for investing Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Subadviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Subadviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS

AGGRESSIVE GROWTH STOCK FUND

[BRIEFCASE ICON OMITTED] FUND SUMMARY

INVESTMENT GOAL                 Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Common stocks of U.S. multi-cap growth companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify securities of companies
                                with favorable prospects for future revenue,
                                earnings, and/or cash flow growth
--------------------------------------------------------------------------------
INVESTOR PROFILE                Investors who want to increase the value of
                                their investment, but do not need income, and
                                who are willing to accept more volatility for
                                the possibility of higher returns
--------------------------------------------------------------------------------


[TELESCOPE ICON OMITTED] INVESTMENT STRATEGY

The Aggressive Growth Stock Fund invests primarily in common stocks of U.S. companies of all sizes that exhibit strong growth characteristics. Using a "bottom-up" approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund's investments in various equity market sectors.

[LIFE PRESERVER ICON OMITTED] WHAT ARE THE PRINCIPAL RISKS
                              OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

[BULLSEYE ICON OMITTED] PERFORMANCE INFORMATION

The Aggressive Growth Stock Fund commenced operations on February 23, 2004 and, therefore, does not have any performance history.

                                                                    PROSPECTUS 3

                                                    AGGRESSIVE GROWTH STOCK FUND

[COINS ICON OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                       T SHARES

Investment Advisory Fees                                                 1.25%
Other Expenses*                                                          0.12%
                                                                         -----
Total Annual Operating Expenses**                                        1.37%

*    OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

** THE FUND'S NET TOTAL ANNUAL OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER INTENDS TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ESTIMATED NET TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                  Aggressive Growth Stock Fund - T Shares 1.22%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR          3 YEARS
                   $139            $434


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

4 PROSPECTUS

EMERGING GROWTH STOCK FUND

[BRIEFCASE ICON OMITTED] FUND SUMMARY


INVESTMENT GOAL                 Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Common stocks of U.S. small- and mid-cap growth
                                companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify securities of small- and
                                mid-capitalization companies with favorable
                                prospects for future revenue, earnings, and/or
                                cash flow growth
--------------------------------------------------------------------------------
INVESTOR PROFILE                Investors who want to increase the value of
                                their investment, but do not need income, and
                                who are willing to accept more volatility for
                                the possibility of higher returns
--------------------------------------------------------------------------------


[TELESCOPE ICON OMITTED] INVESTMENT STRATEGY

The Emerging Growth Stock Fund invests primarily in stocks of U.S. companies with market capitalizations below $10 billion that exhibit strong growth characteristics. In selecting investments for the Fund, the Subadviser emphasizes companies that have a market capitalization of $5 billion or less. Using a "bottom-up" approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund's investments in various equity market sectors.

[LIFE PRESERVER ICON OMITTED] WHAT ARE THE PRINCIPAL RISKS
                              OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

[BULLSEYE ICON OMITTED] PERFORMANCE INFORMATION

The Emerging Growth Stock Fund commenced operations on February 23, 2004 and, therefore, does not have any performance history.

                                                                    PROSPECTUS 5

                                                      EMERGING GROWTH STOCK FUND

[COINS ICON OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                       T SHARES

Investment Advisory Fees                                                 1.25%
Other Expenses*                                                          0.12%
                                                                         -----
Total Annual Operating Expenses**                                        1.37%

*    OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

** THE FUND'S NET TOTAL ANNUAL OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER INTENDS TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ESTIMATED NET TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                   Emerging Growth Stock Fund - T Shares 1.22%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR          3 YEARS
                   $139            $434


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

6  PROSPECTUS

MORE INFORMATION ABOUT RISK

[LIFE PRESERVER ICON OMITTED] MORE INFORMATION
                              ABOUT RISK

EQUITY RISK

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

[MOUNTAIN ICON OMITTED] MORE INFORMATION ABOUT
                        FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. A Fund will do so only if the Adviser or Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

[MAGNIFYING GLASS ICON OMITTED] INVESTMENT ADVISER

Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the Funds. As of September 30, 2003, the Adviser had approximately $49 billion in assets under management. For its advisory services to the Funds, the Adviser is entitled to receive the following fees as a percentage of each Fund's daily net assets:

      AGGRESSIVE GROWTH STOCK FUND         1.25%
      EMERGING GROWTH STOCK FUND           1.25%

The Adviser continuously reviews, supervises and administers each Fund's investment program. The Adviser oversees the Subadviser to ensure compliance with the Funds' investment policies and guidelines and monitors the Subadviser's adherence to its investment style. The Adviser pays the Subadviser out of the fees it receives from the Funds. The Board of Trustees supervises the Adviser and Subadviser and establishes policies that the Adviser and Subadviser must follow in their management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

                                                                    PROSPECTUS 7

                                                           INVESTMENT SUBADVISER

INVESTMENT SUBADVISER

Zevenbergen Capital Investments LLC, 601 Union Street, Suite 4600, Seattle, Washington 98101, serves as the subadviser to the Funds and manages the portfolios of the Funds on a day-to-day basis. The Subadviser was founded in 1987 and manages domestic growth equity assets. The firm's client base is comprised of a blend of institutional tax-exempt and taxable separately managed accounts. As a domestic growth equity manager, the Subadviser manages assets for a variety of entities, including public funds, foundations, endowments, corporations, pooled accounts, and private individuals. As of September 30, 2003, the Subadviser had approximately $855 million in assets under management. The Subadviser selects, buys, and sells securities for the Funds under the supervision of the Adviser and the Board of Trustees. The Subadviser is entitled to receive from the Adviser 0.63% of each Fund's daily net assets.

PORTFOLIO MANAGERS

Brooke de Boutray has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1992. She has co-managed the Funds since they began operating in February 2004. Ms. de Boutray has more than 21 years of investment experience.

Leslie Tubbs has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1995. She has co-managed the Funds since they began operating in February 2004. Ms. Tubbs has more than 9 years of investment experience.

Nancy Zevenbergen has served as President and Chief Investment Officer for the Subadviser since January 1987. She has co-managed the Funds since they began operating in February 2004. Ms. Zevenbergen has more than 22 years of investment experience.

[HANDSHAKE ICON OMITTED]   PURCHASING AND SELLING
                           FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") T Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer T Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase T Shares through accounts made with financial institutions. T Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your T Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS

8 PROSPECTUS

PURCHASING AND SELLING FUND SHARES

YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.


CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds (e.g., 96 hours), which may change from time to time. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to

                                                                    PROSPECTUS 9

                                              PURCHASING AND SELLING FUND SHARES

be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of T Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the NAV next determined after the Funds receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.


TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Fund's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

o Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

o Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus

10 PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS

arrangement because information may not be available regarding beneficial owners. Dealers who purchase T shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

From its own assets, the Adviser, the Distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the Distributor. In addition, the Adviser, the Distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of Fund shares for shares of a different STI Classic Fund is treated the same as a sale.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                   PROSPECTUS 11

                                                                           NOTES

12 PROSPECTUS

NOTES

                                                                   PROSPECTUS 13

                                                                           NOTES

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLPJPN-AR-001-0300

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated October 1, 2003, as supplemented February 23, 2004, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

STI CLASSIC FUNDS-EQUITY FUNDS
A SHARES
L SHARES

PROSPECTUS

        FEBRUARY 23, 2004

        AGGRESSIVE GROWTH STOCK FUND

        EMERGING GROWTH STOCK FUND

        INVESTMENT ADVISER
        TO THE FUNDS:

        TRUSCO CAPITAL MANAGEMENT, INC.
        (the "Adviser")

        INVESTMENT SUBADVISER
        TO THE FUNDS:

        ZEVENBERGEN CAPITAL INVESTMENTS LLC
        (the "Subadviser")

[STI Classic Funds Logo Omitted]



THE SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the A Shares and L Shares of the Aggressive Growth Stock Fund and Emerging Growth Stock Fund (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

A Shares and L Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

A SHARES

o Front-end sales charge
o 12b-1 fees
o $2,000 minimum initial investment

L SHARES

o Contingent deferred sales charge
o Higher 12b-1 fees
o $5,000 minimum initial investment

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

2 AGGRESSIVE GROWTH STOCK FUND

4 EMERGING GROWTH STOCK FUND

6 MORE INFORMATION ABOUT RISK

6 MORE INFORMATION ABOUT FUND INVESTMENTS

6 INVESTMENT ADVISER

6 INVESTMENT SUBADVISER

7 PORTFOLIO MANAGERS

7 PURCHASING, SELLING AND EXCHANGING FUND SHARES

14 DIVIDENDS AND DISTRIBUTIONS

15 TAXES

BACK      HOW TO OBTAIN MORE INFORMATION ABOUT
COVER     THE STICLASSIC FUNDS

--------------------------------------------------------------------------------

[BRIEFCASE ICON OMITTED] FUND SUMMARY

[TELESCOPE ICON OMITTED] INVESTMENT STRATEGY

[LIFE PRESERVER ICON OMITTED] WHAT ARE THE PRINCIPAL RISKS OF INVESTING?

[BULLSEYE ICON OMITTED] PERFORMANCE INFORMATION

[GRAPH ICON OMITTED] WHAT IS AN INDEX?

[COINS ICON OMITTED] FUND FEES AND EXPENSES

[MOUNTAIN ICON OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

[MAGNIFYING GLASS ICON OMITTED] INVESTMENT ADVISER

[HANDSHAKE ICON OMITTED] PURCHASING, SELLING AND EXCHANGING FUND SHARES

[DOLLAR BILL ICON OMITTED] SALES CHARGES

--------------------------------------------------------------------------------

FEBRUARY 23, 2004

                                                                    PROSPECTUS 1

                                                                   CUSIP NUMBERS

FUND NAME                           CLASS          INCEPTION       CUSIP
--------------------------------------------------------------------------------
Aggressive Growth Stock Fund        A Shares       2/23/04         784767212
Aggressive Growth Stock Fund        L Shares       2/23/04         784767196
Emerging Growth Stock Fund          A Shares       2/23/04         784767253
Emerging Growth Stock Fund          L Shares       2/23/04         784767246
--------------------------------------------------------------------------------

                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Subadviser is responsible for investing Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Subadviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Subadviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS

AGGRESSIVE GROWTH STOCK FUND

[BRIEFCASE ICON OMITTED]  FUND SUMMARY

INVESTMENT GOAL                 Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Common stocks of U.S. multi-cap growth companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify securities of companies
                                with favorable prospects for future revenue,
                                earnings, and/or cash flow growth
--------------------------------------------------------------------------------
INVESTOR PROFILE                Investors who want to increase the value of
                                their investment, but do not need income, and
                                who are willing to accept more volatility for
                                the possibility of higher returns
--------------------------------------------------------------------------------


[TELESCOPE ICON OMITTED] INVESTMENT STRATEGY

The Aggressive Growth Stock Fund invests primarily in common stocks of U.S. companies of all sizes that exhibit strong growth characteristics. Using a "bottom-up" approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund's investments in various equity market sectors.


[LIFE PRESERVER ICON OMITTED] WHAT ARE THE PRINCIPAL RISKS
                              OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE ICON OMITTED] PERFORMANCE INFORMATION

The Aggressive Growth Stock Fund commenced operations on February 23, 2004 and, therefore, does not have any performance history.

                                                                    PROSPECTUS 3

                                                    AGGRESSIVE GROWTH STOCK FUND

[COINS ICON OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

-------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    A SHARES          L SHARES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)*                        3.75%              None
Maximum Deferred Sales Charge (as a percentage of net asset value)**                                  None               2.00%

*    THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY A SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET ASSET
     VALUE (WITHOUT A FRONT-END SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A
     DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."

**   THIS SALES CHARGE IS IMPOSED IF YOU SELL L SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    A SHARES          L SHARES

Investment Advisory Fees                                                                              1.25%             1.25%
Distribution and Service (12b-1) Fees                                                                 0.35%             1.00%
Other Expenses*                                                                                       0.30%             0.30%
                                                                                                      ----              ----
Total Annual Operating Expenses**                                                                     1.90%             2.55%

*    OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
**   THE FUND'S NET TOTAL ANNUAL OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE
     BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A
     SPECIFIED LEVEL. THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE
     WAIVERS, THE FUND'S ESTIMATED NET TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                                       Aggressive Growth Stock Fund - A Shares          1.65%
                                       Aggressive Growth Stock Fund - L Shares          2.10%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                      1 YEAR     3 YEARS
A Shares               $561       $950
L Shares               $458       $793

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                      1 YEAR     3 YEARS
A Shares               $561       $950
L Shares               $258       $793


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

4 PROSPECTUS

EMERGING GROWTH STOCK FUND

[BRIEFCASE ICON OMITTED]  FUND SUMMARY

INVESTMENT GOAL                 Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Common stocks of U.S. small- and mid-cap growth
                                companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify securities of small- and
                                mid-capitalization companies with favorable
                                prospects for future revenue, earnings, and/or
                                cash flow growth
--------------------------------------------------------------------------------
INVESTOR PROFILE                Investors who want to increase the value of
                                their investment, but do not need income, and
                                who are willing to accept more volatility for
                                the possibility of higher returns
--------------------------------------------------------------------------------


[TELESCOPE ICON OMITTED] INVESTMENT STRATEGY

The Emerging Growth Stock Fund invests primarily in stocks of U.S. companies with market capitalizations below $10 billion that exhibit strong growth characteristics. In selecting investments for the Fund, the Subadviser emphasizes companies that have a market capitalization of $5 billion or less. Using a "bottom-up" approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund's investments in various equity market sectors.

[LIFE PRESERVER ICON OMITTED] WHAT ARE THE PRINCIPAL RISKS
                              OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE ICON OMITTED] PERFORMANCE INFORMATION

The Emerging Growth Stock Fund commenced operations on February 23, 2004 and, therefore, does not have any performance history.

                                                                    PROSPECTUS 5

                                                      EMERGING GROWTH STOCK FUND

[COINS ICON OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

-------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    A SHARES          L SHARES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)*                        3.75%             None
Maximum Deferred Sales Charge (as a percentage of net asset value)**                                  None              2.00%

*    THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY A SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET ASSET
     VALUE (WITHOUT A FRONT-END SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A
     DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
**   THIS SALES CHARGE IS IMPOSED IF YOU SELL L SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."

-------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    A SHARES          L SHARES

Investment Advisory Fees                                                                              1.25%             1.25%
Distribution and Service (12b-1) Fees                                                                 0.35%             1.00%
Other Expenses*                                                                                       0.30%             0.30%
                                                                                                      -----             -----
Total Annual Operating Expenses**                                                                     1.90%             2.55%

*    OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
**   THE FUND'S NET TOTAL ANNUAL OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE
     BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A
     SPECIFIED LEVEL. THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE
     WAIVERS, THE FUND'S ESTIMATED NET TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                                       Emerging Growth Stock Fund - A Shares           1.65%
                                       Emerging Growth Stock Fund - L Shares           2.10%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                      1 YEAR     3 YEARS
A Shares               $561       $950
L Shares               $458       $793

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                      1 YEAR     3 YEARS
A Shares               $561       $950
L Shares               $258       $793


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

6 PROSPECTUS

MORE INFORMATION ABOUT RISK


[LIFE PRESERVER ICON OMITTED] MORE INFORMATION
                              ABOUT RISK

EQUITY RISK

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

[MOUNTAIN ICON OMITTED] MORE INFORMATION ABOUT
                        FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. A Fund will do so only if the Adviser or Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

[MAGNIFYING GLASS ICON OMITTED] INVESTMENT ADVISER

Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the Funds. As of September 30, 2003, the Adviser had approximately $49 billion in assets under management. For its advisory services to the Funds, the Adviser is entitled to receive the following fees as a percentage of each Fund's daily net assets:

   AGGRESSIVE GROWTH STOCK FUND                       1.25%
   EMERGING GROWTH STOCK FUND                         1.25%

The Adviser continuously reviews, supervises and administers each Fund's investment program. The Adviser oversees the Subadviser to ensure compliance with the Funds' investment policies and guidelines and monitors the Subadviser's adherence to its investment style. The Adviser pays the Subadviser out of the fees it receives from the Funds. The Board of Trustees supervises the Adviser and Subadviser and establishes policies that the Adviser and Subadviser must follow in their management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

INVESTMENT SUBADVISER

Zevenbergen Capital Investments LLC, 601 Union Street, Suite 4600, Seattle, Washington 98101, serves as the subadviser to the Funds and manages the portfolios of the Funds on a day-to-day basis. The Subadviser was

                                                                    PROSPECTUS 7

                                                              PORTFOLIO MANAGERS

founded in 1987 and manages domestic growth equity assets. The firm's client base is comprised of a blend of institutional tax-exempt and taxable separately managed accounts. As a domestic growth equity manager, the Subadviser manages assets for a variety of entities, including public funds, foundations, endowments, corporations, pooled accounts, and private individuals. As of September 30, 2003, the Subadviser had approximately $855 million in assets under management. The Subadviser selects, buys, and sells securities for the Funds under the supervision of the Adviser and the Board of Trustees. The Subadviser is entitled to receive from the Adviser 0.63% of each Fund's daily net assets.

PORTFOLIO MANAGERS

Brooke de Boutray has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1992. She has co-managed the Funds since they began operating in February 2004. Ms. de Boutray has more than 21 years of investment experience.

Leslie Tubbs has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1995. She has co-managed the Funds since they began operating in February 2004. Ms. Tubbs has more than 9 years of investment experience.

Nancy Zevenbergen has served as President and Chief Investment Officer for the Subadviser since January 1987. She has co-managed the Funds since they began operating in February 2004. Ms. Zevenbergen has more than 22 years of investment experience.

[HANDSHAKE ICON OMITTED] PURCHASING, SELLING AND
                         EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem"), and exchange A Shares and L Shares of the Funds.

HOW TO PURCHASE FUND SHARES

Your investment professional can assist you in opening a brokerage account that will be used for all transactions regarding the purchase of STI Classic Funds. Once your securities account is established, you may buy shares of the Funds by:

o Mail*

o Telephone (1-800-874-4770)

o Wire

o Automated Clearing House (ACH)

* THE FUNDS DO NOT ACCEPT CASH AS PAYMENT FOR FUND SHARES.

You may also buy shares through Investment Representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

8 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM AND MAXIMUM PURCHASES

To purchase shares of a Fund for the first time, you must invest at least:

CLASS                    DOLLAR AMOUNT
--------------------------------------------------------------------------------
A Shares                 $2,000
--------------------------------------------------------------------------------
L Shares                 $5,000 ($2,000 for IRA accounts)
--------------------------------------------------------------------------------
Purchases of L Shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in A Shares of that Fund.

Your subsequent investments must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept investments of smaller amounts at its discretion.

OFFERING PRICE OF FUND SHARES

The offering price of A Shares is the NAV next calculated after the transfer agent receives your request, plus the front-end sales charge. The offering price of L Shares is simply the next calculated NAV.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. If you are buying L Shares, you should plan on investing at least $5,000 in a Fund during the first two years. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

                                                                    PROSPECTUS 9

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds (e.g., 96 hours), which may change from time to time. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

[DOLLAR BILL ICON OMITTED] SALES CHARGES

FRONT-END SALES CHARGE -- A SHARES

The offering price of A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                       YOUR SALES CHARGE     YOUR SALES CHARGE
                       AS A PERCENTAGE OF   AS A PERCENTAGE OF
IF YOUR INVESTMENT IS: OFFERING PRICE*      YOUR NET INVESTMENT
--------------------------------------------------------------------------------
LESS THAN $100,000          3.75%               3.90%
--------------------------------------------------------------------------------
$100,000 BUT LESS
  THAN $250,000             3.25%               3.36%
--------------------------------------------------------------------------------
$250,000 BUT LESS
   THAN $1,000,000          2.50%               2.56%
--------------------------------------------------------------------------------
$1,000,000 AND OVER         NONE                NONE
--------------------------------------------------------------------------------
* THE DISTRIBUTOR MAY PAY A PERCENTAGE OF THE OFFERING PRICE AS A COMMISSION TO BROKER-DEALERS. WHILE INVESTMENTS OVER $1,000,000 ARE NOT SUBJECT TO A FRONT-END SALES CHARGE, THE DISTRIBUTOR MAY PAY DEALER COMMISSIONS RANGING FROM 0.25% TO 1.00%.

INVESTMENTS OF $1,000,000 OR MORE. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 1.00% if you redeem any of these A Shares within one year of purchase. The deferred sales charge is calculated based on the lessor of (1) the NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your sales request. The deferred sales charge does not apply to shares you purchase through reinvestment of dividends or capital gains distributions.

10 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES

WAIVER OF FRONT-END SALES CHARGE --
A SHARES

The front-end sales charge will be waived on A Shares purchased:

o through reinvestment of dividends and distributions;

o through a SunTrust Securities, Inc. asset allocation account;

o by persons repurchasing shares they redeemed within the last 180 days (see "Repurchase of A Shares");

o by employees, and members of their immediate family (spouse, mother, father, mother-in-law, father-in-law, and children (including step-children) under the age of 21 years), of SunTrust and its affiliates;

o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs) previously with the Trust department of a bank affiliated with SunTrust;

o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF A SHARES

You may repurchase any amount of A Shares of either Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See "Taxes" in the Statement of Additional Information for more information. To exercise this privilege, the Funds must receive your purchase order within 180 days of your redemption.

IN ADDITION, YOU MUST NOTIFY THE FUND WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES.

REDUCED FRONT-END SALES CHARGE -- A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the A Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Funds will only consider the value of A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of A Shares sold subject to a sales charge. As a result, shares of the A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

                                                                   PROSPECTUS 11

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 3.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE.

When calculating the appropriate sales charge rate, the Fund will combine same day purchases of A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- L SHARES

You do not pay a sales charge when you purchase L Shares. The offering price of L Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The CDSC does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price. This CDSC does not apply to exchanges of L Shares of one Fund for L Shares of another Fund.

IF YOU SELL YOUR L SHARES

The CDSC will be waived if you sell your L Shares for the following reasons:

o to make certain withdrawals from a retirement plan (not including IRAs);

o because of death or disability; or

o for certain payments under the Systematic Withdrawal Plan -- up to 12% annually of the value of your shares of each Fund held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail).

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the NAV next determined after the Fund receives your request less, in the case of L Shares, any applicable CDSC.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from either Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

12 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

CLASS                     DOLLAR AMOUNT
--------------------------------------------------------------------------------
A Shares                  $2,000
--------------------------------------------------------------------------------
L Shares                  $5,000 ($2,000 for IRA accounts)
--------------------------------------------------------------------------------

But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates orders that may dramatically affect the Fund as outlined under "Market Timers" below.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days notice.

EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund(s) receives your exchange requests.

A SHARES

You may exchange A Shares of any Fund for A Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange.

                                                                   PROSPECTUS 13

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES

L SHARES

You may exchange L Shares of any Fund for L Shares of any other Fund. For purposes of computing the CDSC applicable to L Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange. However, if you exchange L Shares of any STI Classic Fund for L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund, you must first pay any applicable CDSC for the shares you are selling. Similarly, if you exchange L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund for L Shares of any other STI Classic Fund, any CDSC for the Fund you are exchanging into will be computed from the date of the exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Fund's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

o Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

o Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase A Shares or L Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive any dealer commissions and also may not be eligible to receive 12b-1 fees from the original date of purchase. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

14 PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

While L Shares are sold without any initial sales charge, the Distributor may pay at the time of sale up to 2% of the amount reinvested to broker-dealers and other financial intermediaries who sell L Shares. Through the distribution plan, the Distributor is reimbursed for these payments, as well as other distribution related services provided by the Distributor.

The maximum distribution fee, as a percentage of average daily net assets of each Fund, is 0.35% for A Shares and 1.00% for L Shares.

With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.

From its own assets, the Adviser, the Distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the Distributor. In addition, the Adviser, the Distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

                                                                   PROSPECTUS 15

                                                                           TAXES

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of Fund shares for shares of a different STI Classic Fund is treated the same as a sale.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

16 PROSPECTUS

NOTES

                                                                   PROSPECTUS 17

                                                                           NOTES

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP




More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated October 1, 2003, as supplemented February 23, 2004, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                 STI-PS-030-0100

                       STATEMENT OF ADDITIONAL INFORMATION

                                STI CLASSIC FUNDS
                                 OCTOBER 1, 2003
                                 AS SUPPLEMENTED
                               FEBRUARY 23, 2004
                               INVESTMENT ADVISER:

                         TRUSCO CAPITAL MANAGEMENT, INC.

                                 (THE "ADVISER")

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of STI Classic Funds (the "Trust") and should be read in conjunction with the Trust's prospectuses dated October 1, 2003, November 1, 2003, and February 23, 2004. This SAI relates to each class of the following series of the Trust (each a "Fund" and collectively, the "Funds"):

--------------------------------------------------- -------------- --------------- ------------- --------------

                                                      A SHARES        B SHARES       L SHARES      T SHARES
--------------------------------------------------- -------------- --------------- ------------- --------------

EQUITY FUNDS
--------------------------------------------------- -------------- --------------- ------------- --------------
Aggressive Growth Stock Fund                             |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Capital Appreciation Fund                                |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Emerging Growth Stock Fund                               |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Growth and Income Fund                                   |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Information and Technology Fund                          |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
International Equity Fund                                |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
International Equity Index Fund                          |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Mid-Cap Equity Fund                                      |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Mid-Cap Value Equity Fund                                |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Small Cap Growth Stock Fund                              |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Small Cap Value Equity Fund                              |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Strategic Quantitative Equity Fund                       |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Tax Sensitive Growth Stock Fund                          |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Value Income Stock Fund                                  |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
BALANCED FUND
--------------------------------------------------- -------------- --------------- ------------- --------------
Balanced Fund                                            |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
BOND FUNDS
--------------------------------------------------- -------------- --------------- ------------- --------------
High Income Fund                                         |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Investment Grade Bond Fund                               |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Limited-Term Federal Mortgage Securities Fund            |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Short-Term Bond Fund                                     |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Short-Term U.S. Treasury Securities Fund                 |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------

--------------------------------------------------- -------------- --------------- ------------- --------------

                                                      A SHARES        B SHARES       L SHARES      T SHARES
--------------------------------------------------- -------------- --------------- ------------- --------------
Strategic Income Fund                                    |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
U.S. Government Securities Fund                          |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
TAX-EXEMPT BOND FUNDS
--------------------------------------------------- -------------- --------------- ------------- --------------
Florida Tax-Exempt Bond Fund                             |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Georgia Tax-Exempt Bond Fund                             |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Investment Grade Tax-Exempt Bond Fund                    |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Maryland Municipal Bond Fund                             |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Virginia Intermediate Municipal Bond Fund                |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Virginia Municipal Bond Fund                             |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
MONEY MARKET FUNDS
--------------------------------------------------- -------------- --------------- ------------- --------------
Prime Quality Money Market Fund                          |X|                           |X|            |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Tax-Exempt Money Market Fund                             |X|                                          |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
U.S. Government Securities Money Market Fund             |X|                                          |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
U.S. Treasury Money Market Fund                          |X|                                          |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Virginia Tax-Free Money Market Fund                      |X|                                          |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
LIFE VISION FUNDS
--------------------------------------------------- -------------- --------------- ------------- --------------
Life Vision Aggressive Growth Fund                       |X|            |X|                           |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Life Vision Conservative Fund                            |X|            |X|                           |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Life Vision Growth and Income Fund                       |X|            |X|                           |X|
--------------------------------------------------- -------------- --------------- ------------- --------------
Life Vision Moderate Growth Fund                         |X|            |X|                           |X|
--------------------------------------------------- -------------- --------------- ------------- --------------

This SAI is incorporated by reference into the Trust's prospectuses. Capitalized terms not defined herein are defined in the prospectuses. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-800-428-6970.

                                TABLE OF CONTENTS

THE TRUST......................................................................4
DESCRIPTION OF PERMITTED INVESTMENTS...........................................4
INVESTMENT LIMITATIONS........................................................31
THE ADVISER...................................................................33
THE SUBADVISOR................................................................36
THE ADMINISTRATOR.............................................................36
THE DISTRIBUTOR...............................................................38
THE TRANSFER AGENT............................................................47
THE CUSTODIAN.................................................................47
INDEPENDENT AUDITORS..........................................................47
LEGAL COUNSEL.................................................................47
TRUSTEES AND OFFICERS OF THE TRUST............................................47
PURCHASING AND REDEEMING SHARES...............................................52
DETERMINATION OF NET ASSET VALUE..............................................52
TAXES    .....................................................................54
FUND TRANSACTIONS.............................................................59
PORTFOLIO TURNOVER RATE.......................................................66
DESCRIPTION OF SHARES.........................................................67
VOTING RIGHTS.................................................................67
SHAREHOLDER LIABILITY.........................................................67
LIMITATION OF TRUSTEES' LIABILITY.............................................67
CODES OF ETHICS...............................................................68
5% AND 25% SHAREHOLDERS.......................................................68
FINANCIAL STATEMENTS..........................................................95
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING SUMMARIES..........................................B-1

THE TRUST

Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series (each a "Fund" and collectively, the "Funds") of units of beneficial interest ("shares") and different classes of shares of each Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes.

DESCRIPTION OF PERMITTED INVESTMENTS

The Funds' respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Strategy" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds' stated investment policies.

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS). ADRs, EDRs, and GDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs, EDRs and GDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for these securities.

BORROWING. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

BRADY BONDS. A Brady Bond is a U.S. dollar denominated bond issued by an emerging market, particularly those in Latin America, and collateralized by U.S. Treasury zero-coupon bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

COMMERCIAL  PAPER.  Commercial  paper is the term  used to  designate  unsecured
short-term   promissory   notes  issued  by  corporations  and  other  entities.
Maturities on these issues vary from a few to 270 days.

CUSTODIAL RECEIPTS. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Note, because a "separate security" is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

DEBT SECURITIES. Debt securities (E.G., bonds, notes, debentures) represent money borrowed that obligates the issuer (E.G., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DOLLAR ROLLS. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will place U.S.
government or other liquid assets in a segregated account in an amount sufficient to cover its repurchase obligation.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the U.S. or foreign countries on securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

o Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Generally, capitalization or market capitalization is a measure of a company' size. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EQUITY-LINKED SECURITIES. A Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third-party investment banker or other lender. The creditworthiness of such third-party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

The following are three examples of equity-linked securities. A Fund may invest in the securities described below or other similar equity-linked securities.

o PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

o ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

o LYONS. Liquid Yield Option Notes ("LYONS") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

EXCHANGE TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the

U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also "Investment Company Shares" below).

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for the Funds, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including, but not limited to, the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. Shares of the International Equity and International Equity Index Funds, when included in appropriate amounts in a portfolio otherwise consisting of domestic securities, may provide a source of increased diversification. The International Equity Fund and the International Equity Index Fund seek increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The international investments of the International Equity and International Equity Index Funds may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing. Currently, the countries excluded from this category are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Ireland, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.

FORWARD FOREIGN CURRENCY CONTRACTS. Forward foreign currency contracts involve obligations to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds have claimed exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator thereunder. A Fund may use futures contracts and related options for hedging purposes or for risk management purposes. Instances in which a Fund may use futures contracts and related options for risk management purposes (other than hedging) include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. A long position is established when the Adviser purchases a stock outright and a short position is established when the Adviser sells a security that it has borrowed. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and Securities and Exchange Commission (the "SEC"), interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the

Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GUARANTEED INVESTMENT CONTRACTS (GICS). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

HEDGING TECHNIQUES. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, I.E., below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by

Moody's Investors Service, Inc. ("Moody's"), or their unrated equivalents. The risks associated with investing in high yield securities include:

(i) High yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

(ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

(iii) Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

(iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

ILLIQUID  SECURITIES.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, unless an exception is available, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDSSM, NASDAQ 100 Shares, and iShares. Pursuant to an order issued by the SEC to iShares and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.

INVESTMENT GRADE OBLIGATIONS. Investment Grade Obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's or determined to be of equivalent quality by the Adviser). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Obligation. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer's capacity to repay its obligation remains unchanged.

LEVERAGED BUYOUTS. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

LOAN PARTICIPATIONS. Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The  secondary  market  for  loan   participations   is  limited  and  any  such
participation purchased by the Fund may be regarded as illiquid.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S & P or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described herein. For a description of ratings, see the Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and floating mortgages.

Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae, and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, FHLMC has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs  are  securities  collateralized  by  mortgages,   mortgage  pass-throughs,
mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's and are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the Principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Determining maturities of mortgage-backed securities: Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment for a Fund, it will be deemed to have a remaining maturity equal to its average life as estimated by the Adviser. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Adviser will be the actual average life.

MUNICIPAL FORWARDS. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date (see "When-Issued Securities and Municipal Forwards" for more information).

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

MUNICIPAL SECURITIES. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Adviser's judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

Municipal bonds must be rated at least BBB or better by S&P or at least Baa or better by Moody's at the time of purchase for the Tax-Exempt Bond Funds or in one of the two highest short-term rating categories by S&P or Moody's for the Tax-Exempt Money Market Fund or, if not rated by S&P or Moody's, must be deemed by the Adviser to have essentially the same characteristics and quality as bonds having the above ratings. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third-party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (I.E., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund's investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

As described in the prospectuses, except for investments in temporary investments, each Tax-Exempt Bond Fund will invest substantially all of its net assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

         FACTORS PERTAINING TO FLORIDA

Florida's service-based economy, although experiencing weakness with the national economic recession, has performed reasonably well. Employment rose by 1.2% in 2003 driven by increases in construction, leisure and hospitality, and government sectors; however, manufacturing, information technology, and transportation remain weak. Florida's unemployment rate of 5.3% in July 2003 is down from 5.5% in July 2002. The national average for July 2003 is 6.2%. Florida's per capita income of $29,596 in 2002 is approximately 95% of the national average of $30,941. Lower income levels are consistent with a large retirement population.

A budget of $52.3 billion for fiscal 2004 was approved by the legislature during a special session in May. Florida maintains a budget stabilization fund of $941 million. The state has no personal income tax, but its other revenue sources, primarily sales taxes, have grown consistently. State debt medians are above the national average, but are still moderate at 3.2% of personal income.

Longer term, the State will continue to be an attractive tourist destination and will continue to attract businesses. Florida's high population growth is slowing from its previous pace of about 24% during the 1990's to projections of about 18% for the next decade. The housing market boom also continues throughout the State.

As of September 4, 2003, Florida's general obligation debt carried ratings of AA+ by S&P, Aa2 by Moody's, and AA by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

FACTORS PERTAINING TO GEORGIA

From 1994 to 2000, Georgia benefited from steady economic and employment growth as a result of the State's stable and broad-based trade/services economy, low average cost of living, and extensive transportation infrastructure. Employment began to decline in 2001, with jobs attributable to services and wholesale and retail trade no longer offsetting job cuts within the manufacturing sector. Conditions are even weaker in the Atlanta metropolitan area due to overbuilding and the general economic weakness of the metro area economy. Continued economic recovery in Georgia will depend on ongoing improvement in the U.S. economy to stimulate an employment recovery in manufacturing.

The State's unemployment level declined to 5.0% in July 2003 from 5.2% in July 2002, well below the national average of 6.2% in July 2003. Per capita income in 2002 was $28,821, which is approximately 93% of the national average of $30,941.

Georgia  enacted a $14.7  billion  general fund budget for 2004.  This budget is
based  on  a  projected   7.8%   increase  in  revenues  and  6.3%  increase  in
appropriations. It also includes $175 million in tobacco settlement funding.

As of September 4, 2003, Georgia's general obligation debt carried AAA ratings from S&P, Moody's, and Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

FACTORS PERTAINING TO MARYLAND

Maryland's economy has slowed, but continues to outperform most other states. The services, wholesale and retail trade, and government sectors account for most of the State's employment. The Maryland economy is well balanced with major contributions to its stability coming from strong employment in higher education, defense, financial services, and manufacturing.

The current 2004 budget is tightly balanced, with a large structural gap forecast in 2005 continuing through 2007. Cuts made to balance the current budget are mostly one time cuts resulting in ongoing structural deficits.

The State's unemployment rate was 4.6% in July 2003, up modestly from 4.3% in July 2002, and well below the national average of 6.2% in July 2003. Per capita income, which was $36,298 in 2002, continues to exceed the national average of $30,941. Maryland remains among the wealthiest states in the nation.

Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried AAA ratings from Moody's, S&P, and Fitch as of September 4, 2003. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

FACTORS PERTAINING TO VIRGINIA

Virginia's economy is emerging from recession in 2003. Unemployment has stabilized at 4% with education, health services, leisure, and hospitality contributing to renewed employment growth. As the nation's sixth largest high-tech employer, recent employment losses in business services, mostly high-tech jobs, are responsible for continuing job losses in the manufacturing and telecommunications industries. Virginia reported a revenue shortfall in 2002 of $1.7 billion that has been offset with rainy day funds and several alternative funding strategies. Additional shortfalls estimated to total $2.3 billion are anticipated in 2003 and 2004. Virginia has the financial flexibility to address these shortfalls.

Virginia's unemployment rate was 4.0% in July 2003, well below the national average of 6.2% in July 2003, and unchanged from the State's rate in July 2002. Per capita income was $32,922 in 2002, which is 106% of the national average of $30,941. Longer term, the State's strong demographic trends, low business costs, and generous tax incentives will contribute to Virginia's continued growth in the future.

As of September 4, 2003, Moody's, S&P, and Fitch each gave Virginia's general obligation debt a AAA rating. However, due to the projected budget gap in 2004, Moody's placed its rating on negative watch on September 4, 2003. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities (usually 15% of a fund's net assets, 10% for the money market funds), unless the Fund's governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by the Fund in Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

A Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

OTHER INVESTMENTS. The Funds are not prohibited from investing in bank obligations issued by clients of SEI Investments Company ("SEI Investments"), the parent company of the Funds' administrator and distributor. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser.

PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock, that pay interest or dividends in the form of additional debt obligations or preferred stock.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES. A Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

Because a Fund may invest a substantial portion of its assets in REITs, a Fund may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which a Fund will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of a Fund's investments.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESOURCE RECOVERY BONDS. The Tax-Exempt Bond and Money Market Funds may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and
(ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund
(including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Funds follow procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with each Fund's investment objective, a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

SHORT-TERM OBLIGATIONS. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

STANDBY COMMITMENTS AND PUTS. The Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third-party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

STRIPS. Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury securities traded through the federal book-entry system. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the 1940 Act, the Adviser will only purchase STRIPS for money market funds that have a remaining maturity of 397 days or less; therefore, the money market funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the money market funds.

STRUCTURED INVESTMENTS. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.

STRUCTURED NOTES. Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500(R) Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SUPRANATIONAL AGENCY OBLIGATIONS. Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the "World Bank"), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

SWAP AGREEMENTS. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o ZERO COUPON OBLIGATIONS. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

WHEN-ISSUED SECURITIES AND MUNICIPAL FORWARDS. When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment to purchase. Municipal forwards call for delivery of the underlying municipal security normally after 45 days but before 1 year after the commitment date.

Although a Fund will only make commitments to purchase when-issued securities and municipal forwards with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing municipal forwards and when-issued securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the appropriate custodian, and a Fund will maintain high-quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities and municipal forwards. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

     1. With respect to 75% of each Fund's total assets (50% in the case of Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund), invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

     2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

     3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.

     4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

     5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

                  5.1 with respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

                  5.2 No Life Vision Fund may invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies.

     6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

     7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

     8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed by the Funds' Board of Trustees.

     1. Any change to a Fund's investment policy to invest at least 80% of such Fund's net assets in securities of companies in a specific sector is subject to 60 days prior notice to shareholders.

     2. No Fund may purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets (10% for the Prime Quality Money Market, U.S. Government Securities Money Market, U.S. Treasury Money Market Fund, and Tax-Exempt Money Market Funds) would be invested in illiquid securities.

     3. No Life Vision Fund currently intends to purchase securities on margin, except that a Life Vision Fund may obtain such short-term credits as are necessary for the clearance of transactions.

     4. No Life Vision Fund currently intends to sell securities short.

     5. No Life Vision Fund currently intends to purchase or sell futures contracts or put or call options.

     6. No Life Vision Fund may invest in shares of unaffiliated money market funds, except as permitted by the SEC.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

GENERAL. Trusco Capital Management, Inc. ("Trusco" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds (except the Aggressive Growth Stock Fund and Emerging Growth Stock Fund) and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of September 30, 2003, Trusco had discretionary management authority with respect to approximately $49 billion of assets under management.

ADVISORY AGREEMENTS WITH THE TRUST. Prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc., served as investment adviser to the Balanced Fund, Capital Appreciation Fund, Florida Tax-Exempt Bond Fund, International Equity Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. and the investment adviser of the Georgia Tax-Exempt Bond Fund, succeeded STI as the investment adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco. As a result, Trusco now serves as the investment adviser to each Fund pursuant to three separate agreements (the "Advisory Agreements").

The Advisory Agreements provide that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Fund's administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of the Advisory Agreements, after the first 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreements, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the specified annual rate of each Fund's average daily net assets:


----------------------------------------------------------- -------------------------------------
FUND                                                                         FEES
----------------------------------------------------------- -------------------------------------
Aggressive Growth Stock Fund                                                1.25%
----------------------------------------------------------- -------------------------------------
Balanced Fund                                                               0.95%
----------------------------------------------------------- -------------------------------------
Capital Appreciation Fund                                                   1.15%
----------------------------------------------------------- -------------------------------------
Emerging Growth Stock Fund                                                  1.25%
----------------------------------------------------------- -------------------------------------


                                     33


----------------------------------------------------------- -------------------------------------
FUND                                                                         FEES
----------------------------------------------------------- -------------------------------------
Florida Tax-Exempt Bond Fund                                                0.65%
----------------------------------------------------------- -------------------------------------
Georgia Tax-Exempt Bond Fund                                                0.65%
----------------------------------------------------------- -------------------------------------
Growth and Income Fund                                                      0.90%
----------------------------------------------------------- -------------------------------------
High Income Fund                                                            0.80%
----------------------------------------------------------- -------------------------------------
Information and Technology Fund                                             1.10%
----------------------------------------------------------- -------------------------------------
International Equity Fund                                                   1.25%
----------------------------------------------------------- -------------------------------------
International Equity Index Fund                                             0.90%
----------------------------------------------------------- -------------------------------------
Investment Grade Bond Fund                                                  0.74%
----------------------------------------------------------- -------------------------------------
Investment Grade Tax-Exempt Bond Fund                                       0.74%
----------------------------------------------------------- -------------------------------------
Life Vision Aggressive Growth Fund                                          0.25%
----------------------------------------------------------- -------------------------------------
Life Vision Conservative Fund                                               0.25%
----------------------------------------------------------- -------------------------------------
Life Vision Growth and Income Fund                                          0.25%
----------------------------------------------------------- -------------------------------------
Life Vision Moderate Growth Fund                                            0.25%
----------------------------------------------------------- -------------------------------------
Limited-Term Federal Mortgage Securities Fund                               0.65%
----------------------------------------------------------- -------------------------------------
Maryland Municipal Bond Fund                                                0.65%
----------------------------------------------------------- -------------------------------------
Mid-Cap Equity Fund                                                         1.15%
----------------------------------------------------------- -------------------------------------
Mid-Cap Value Equity Fund                                                   1.25%
----------------------------------------------------------- -------------------------------------
Prime Quality Money Market Fund                                             0.65%
----------------------------------------------------------- -------------------------------------
Short-Term Bond Fund                                                        0.65%
----------------------------------------------------------- -------------------------------------
Short-Term U.S. Treasury Securities Fund                                    0.65%
----------------------------------------------------------- -------------------------------------
Small Cap Growth Stock Fund                                                 1.15%
----------------------------------------------------------- -------------------------------------
Small Cap Value Equity Fund                                                 1.15%
----------------------------------------------------------- -------------------------------------
Strategic Income Fund                                                       0.85%
----------------------------------------------------------- -------------------------------------
Strategic Quantitative Equity Fund                                          1.15%
----------------------------------------------------------- -------------------------------------
Tax-Exempt Money Market Fund                                                0.55%
----------------------------------------------------------- -------------------------------------
Tax Sensitive Growth Stock Fund                                             1.15%
----------------------------------------------------------- -------------------------------------
U.S. Government Securities Fund                                             0.74%
----------------------------------------------------------- -------------------------------------
U.S. Government Securities Money Market Fund                                0.65%
----------------------------------------------------------- -------------------------------------
U.S. Treasury Money Market Fund                                             0.65%
----------------------------------------------------------- -------------------------------------
Value Income Stock Fund                                                     0.80%
----------------------------------------------------------- -------------------------------------
Virginia Intermediate Municipal Bond Fund                                   0.65%
----------------------------------------------------------- -------------------------------------
Virginia Municipal Bond Fund                                                0.65%
----------------------------------------------------------- -------------------------------------
Virginia Tax-Free Money Market Fund                                         0.40%
----------------------------------------------------------- -------------------------------------

For the period from commencement of operations to the fiscal periods ended May 31, 2003, 2002 and 2001, the Trust paid the following advisory fees:

-------------------------------------- --------------------------------------- ---------------------------------------
FUND                                               FEES PAID ($)                          FEES WAIVED ($)
-------------------------------------- --------------------------------------- ---------------------------------------
                                          2003          2002         2001         2003          2002         2001
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Aggressive Growth Stock Fund                *            *             *            *            *             *
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Balanced Fund                           2,638,000    2,772,000     2,637,000     81,000        85,000       113,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Capital Appreciation Fund              14,174,000    16,284,000   16,198,000     251,000      288,000       458,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Emerging Growth Stock Fund                  *            *             *            *            *             *
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Florida Tax-Exempt Bond Fund            1,021,000     823,000       665,000      76,000        61,000       67,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Georgia Tax-Exempt Bond Fund             685,000      666,000       558,000      51,000        50,000       58,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------


                                     34

-------------------------------------- --------------------------------------- ---------------------------------------
FUND                                               FEES PAID ($)                          FEES WAIVED ($)
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Growth and Income Fund                  6,313,000    8,312,000     8,959,000        0            0             0
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
High Income Fund                         600,000      241,000       56,000       139,000       56,000       13,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Information and Technology Fund          243,000      772,000      1,536,000        0            0           5,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
International Equity Fund               2,639,000    2,389,000     3,245,000        0            0           6,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
International Equity Index Fund         2,013,000    1,970,000     2,465,000     212,000      208,000       261,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Investment Grade Bond Fund              6,625,000    6,721,000     6,616,000     193,000      196,000       284,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Investment Grade Tax-Exempt Bond Fund   1,522,000    1,286,000     1,094,000     69,000        59,000       64,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Life Vision Aggressive Growth Fund       26,000        23,000       14,000       42,000        45,000       36,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Life Vision Conservative Fund              0**           *             *            0            *             *
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Life Vision Growth and Income Fund       84,000        59,000       43,000       75,000        69,000       52,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Life Vision Moderate Growth Fund         122,000      111,000       100,000      94,000        94,000       85,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Limited-Term Federal Mortgage
Securities Fund                         1,875,000     801,000       676,000      156,000       67,000       81,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Maryland Municipal Bond Fund             359,000      280,000       190,000      50,000        39,000       33,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Mid-Cap Equity Fund                     1,661,000    2,196,000     2,315,000     37,000        49,000       77,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Mid-Cap Value Equity Fund               1,263,000     627,000          *         110,000       55,000          *
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Prime Quality Money Market Fund        32,586,000    31,332,000   27,738,000    6,637,000    6,382,000     6,020,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Short-Term Bond Fund                    2,051,000    1,755,000     1,214,000     162,000      138,000       120,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Short-Term U.S. Treasury Securities
Fund                                    1,392,000     864,000       552,000      142,000       88,000       73,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Small Cap Growth Stock Fund             5,975,000    6,800,000     6,063,000        0            0          50,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Small Cap Value Equity Fund             6,017,000    5,714,000     3,005,000        0            0          21,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Strategic Income Fund                    873,000      171,000          *         116,000       23,000          *
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Strategic Quantitative Equity Fund          *            *             *            *            *             *
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Tax-Exempt Money Market Fund            5,525,000    5,338,000     4,695,000    1,213,000    1,172,000     1,084,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Tax Sensitive Growth Stock Fund         3,593,000    6,100,000    10,376,000        0            0          93,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
U.S. Government Securities Fund         1,846,000    1,422,000      981,000      85,000        65,000       59,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
U.S. Government Securities Money
Market Fund                             6,683,000    5,955,000     4,023,000    1,074,000     957,000       683,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
U.S. Treasury Money Market Fund         5,472,000    4,771,000     4,320,000     879,000      766,000       741,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Value Income Stock Fund                 5,640,000    6,380,000     7,155,000        0            0             0
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Virginia Intermediate Municipal Bond
Fund                                    1,368,000    1,296,000     1,289,000        0            0          62,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------


                                     35

-------------------------------------- --------------------------------------- ---------------------------------------
FUND                                               FEES PAID ($)                          FEES WAIVED ($)
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Virginia Municipal Bond Fund             445,000      448,000       378,000         0            0           6,000
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------
Virginia Tax-Free Money Market Fund     1,328,000    1,399,000     1,102,000        0            0             0
-------------------------------------- ------------ ------------- ------------ ------------ ------------- ------------

* Not in operation during the period.
** Rounded to $0.

THE SUBADVISER

GENERAL. Zevenbergen Capital Investments LLC (the "Subadviser") serves as the subadviser to the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund and manages the portfolios of the Funds on a day-to-day basis. The
Subadviser was founded in 1987 and manages domestic growth equity assets. The firm's client base is comprised of a blend of institutional tax-exempt and taxable separately managed accounts. As a domestic growth equity manager, the Subadviser manages assets for a variety of entities, including public funds, foundations, endowments, corporations, pooled accounts, and private individuals. The Subadviser selects, buys, and sells securities for the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund under the supervision of the Adviser and the Board of Trustees. The principal business address of the Subadviser is 601 Union Street, Suite 4600, Seattle, Washington 98101. As of September 30, 2003, the Subadviser had approximately $855 million of assets under management.

INVESTMENT SUBADVISORY AGREEMENT. The Adviser and the Subadviser have entered into an investment subadvisory agreement (the "Subadvisory Agreement") under which the Subadviser makes the investment decisions for and continuously reviews, supervises, and administers the investment program of the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, subject to the supervision of, and policies established by, the Adviser and the Trustees of the Trust. After the initial two year term, the continuance of the Subadvisory Agreement with respect to either Fund must be specifically approved at least annually by
(i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Subadvisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by (i) the Trustees of the Trust or, with respect to either Fund, by a majority of the outstanding shares of that Fund,
(ii) the Adviser at any time on not less than 30 days nor more than 60 days written notice to the Subadviser, or (iii) the Subadviser on 90 days written notice to the Adviser. The Subadvisory Agreement provides that the Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SUBADVISORY FEES PAID TO THE SUBADVISER. For its services under the Subadvisory Agreement, the Subadviser is entitled to a fee, which is calculated daily and paid quarterly by the Adviser, at an annual rate of 0.625% based on the average daily net assets of the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement") dated May 29, 1995, as amended. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the date of the Agreement and shall continue in effect for successive periods of two years subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.

For the period from commencement of operations to the fiscal periods ended May 31, 2003, 2002 and 2001, the Funds paid the following administrative fees:

------------------------------------------------ ---------------------------------- ----------------------------------
FUND                                                        FEES PAID ($)                     FEES WAIVED ($)
------------------------------------------------ ---------------------------------- ----------------------------------
                                                   2003        2002         2001       2003       2002         2001
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Aggressive Growth Stock Fund                         *          *            *          *           *          *
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Balanced Fund                                     197,000    207,000      203,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Capital Appreciation Fund                         864,000    993,000     1,013,000      0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Emerging Growth Stock Fund                           *          *            *          *           *          *
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Florida Tax-Exempt Bond Fund                      117,000     94,000       79,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Georgia Tax-Exempt Bond Fund                      78,000      76,000       66,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Growth and Income Fund                            483,000    636,000      697,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
High Income Fund                                  64,000      25,000       6,000        0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Information and Technology Fund                   15,000      48,000       98,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
International Equity Fund                         146,000    132,000      182,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
International Equity Index Fund                   170,000    167,000      212,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Investment Grade Bond Fund                        635,000    644,000      652,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Investment Grade Tax-Exempt Bond Fund             148,000    125,000      110,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Life Vision Aggressive Growth Fund                19,000      19,000       14,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Life Vision Conservative Fund                       0**         *            *          0           *          *
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------


                                     37


------------------------------------------------ ---------------------------------- ----------------------------------
FUND                                                        FEES PAID ($)                     FEES WAIVED ($)
------------------------------------------------ ---------------------------------- ----------------------------------
                                                   2003        2002         2001       2003       2002         2001
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Life Vision Growth and Income Fund                44,000      35,000       27,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Life Vision Moderate Growth Fund                  60,000      57,000       52,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Limited-Term Federal Mortgage Securities Fund     215,000     92,000       82,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Maryland Municipal Bond Fund                      43,000      34,000       24,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Mid-Cap Equity Fund                               102,000    134,000      146,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Mid-Cap Value Equity Fund                         76,000      37,000        *           0           0          *
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Prime Quality Money Market Fund                  4,158,000  3,999,000    3,633,000      0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Short-Term Bond Fund                              235,000    201,000      144,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Short-Term U.S. Treasury Securities Fund          163,000    101,000      67,000        0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Small Cap Growth Stock Fund                       358,000    407,000      372,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Small Cap Value Equity Fund                       361,000    342,000      184,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Strategic Income Fund                             80,000      16,000        *           0           0          *
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Strategic Quantitative Equity Fund                   *          *           *           *           *          *
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Tax-Exempt Money Market Fund                      844,000    816,000      735,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Tax Sensitive Growth Stock Fund                   215,000    366,000      637,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
U.S. Government Securities Fund                   180,000    138,000       98,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
U.S. Government Securities Money Market Fund      822,000    733,000     506,000        0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
U.S. Treasury Money Market Fund                   673,000    587,000      545,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Value Income Stock Fund                           486,000    549,000      626,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Virginia Intermediate Municipal Bond Fund         145,000    138,000     145,000        0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Virginia Municipal Bond Fund                      47,000      47,000       41,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------
Virginia Tax Free Money Market Fund               229,000     241,000     193,000       0           0          0
------------------------------------------------ ---------- ----------- ----------- ----------- ---------- -----------

* Not in operation during the period.
** Rounded to $0.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 21, 1995 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The Distributor will receive no compensation for distribution of T Shares. In addition, the A Shares of the Funds have a distribution plan (the "A Plan"), the B Shares of the Funds have a distribution and service plan (the "B Plan"), and the L Shares of the Funds have a distribution and service plan (the "L Plan").

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.

For the the fiscal years ended May 31, 2003, 2002, and 2001, the aggregate sales charge payable to the Distributor with respect to the A Shares of the Funds were as follows:

-------------------------------------------- -------------------------------------- -----------------------------------
FUND                                          AGGREGATE SALES CHARGES PAYABLE TO            AMOUNT RETAINED BY
                                                        DISTRIBUTOR ($)                      DISTRIBUTOR ($)
-------------------------------------------- -------------------------------------- -----------------------------------
                                                 2003         2002         2001         2003        2002        2001
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Aggressive Growth Stock Fund                     *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Balanced Fund                                  22,000       23,000       25,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Capital Appreciation Fund                     935,000     1,220,000     1,539,000       0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Emerging Growth Stock Fund                       *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Florida Tax-Exempt Bond Fund                   11,000       5,000         5,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Georgia Tax-Exempt Bond Fund                   5,000        5,000         5,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Growth and Income Fund                         80,000       95,000       104,000        0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
High Income Fund                                 *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Information and Technology Fund                  *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
International Equity Fund                      17,000       61,000       23,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
International Equity Index Fund                19,000       41,000       11,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Investment Grade Bond Fund                    116,000       94,000       91,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Investment Grade Tax-Exempt Bond Fund          88,000       84,000       83,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Life Vision Aggressive Growth Fund               *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Life Vision Conservative Fund                    *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Life Vision Growth and Income Fund               *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Life Vision Moderate Growth Fund                 *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Limited-Term Federal Mortgage Securities
Fund                                           16,000       3,000         2,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Maryland Municipal Bond Fund                     *            *             *           *           *           *
------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Mid-Cap Equity Fund                            43,000       47,000       57,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Mid-Cap Value Equity Fund                        *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Prime Quality Money Market Fund              3,839,000    3,842,000     3,431,000       0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Short-Term Bond Fund                           11,000       11,000        4,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Short-Term U.S. Treasury Securities Fund       19,000       5,000         4,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Small Cap Growth Stock Fund                    94,000      128,000       163,000        0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Small Cap Value Equity Fund                      *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------


                                     39


-------------------------------------------- -------------------------------------- -----------------------------------
FUND                                          AGGREGATE SALES CHARGES PAYABLE TO            AMOUNT RETAINED BY
                                                        DISTRIBUTOR ($)                      DISTRIBUTOR ($)
-------------------------------------------- -------------------------------------- -----------------------------------
                                                 2003         2002         2001         2003        2002        2001
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Strategic Income Fund                            *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Strategic Quantitative Equity Fund               *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Tax-Exempt Money Market Fund                  357,000      336,000       269,000        0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Tax Sensitive Growth Stock Fund                  *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
U.S. Government Securities Fund                27,000       28,000        8,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
U.S. Government Securities Money Market
Fund                                          407,000      364,000       177,000        0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
U.S. Treasury Money Market Fund                  *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Value Income Stock Fund                       206,000      256,000       293,000        0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Virginia Intermediate Municipal Bond Fund      12,000       9,000        10,000         0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Virginia Municipal Bond Fund                     *            *             *           *           *           *
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------
Virginia Tax-Free Money Market Fund           393,000      399,000       266,000        0           0           0
-------------------------------------------- ----------- ------------- ------------ ----------- ----------- -----------

*        Not in operation during the period.

The following table shows the amount of front-end sales charge that is paid to Investment Consultants (Dealers) as a percentage of the offering price of A
Shares:



-------------------------------------------------------------- --------------------------------------------------------
                           FUND(S)                             DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
-------------------------------------------------------------- ----------- --------------- ------------- --------------
                                                                              $100,000       $250,000
                                                                Less than   but less than  but less than  $1,000,000
                                                                $100,000      $250,000      $1,000,000     and over
-------------------------------------------------------------- ----------- --------------- ------------- --------------
Aggressive  Growth  Stock,  Balanced,  Capital  Appreciation,
Emerging  Growth  Stock,  Florida  Tax-Exempt  Bond,  Georgia
Tax-Exempt  Bond,   Growth  and  Income  Fund,  High  Income,
Information and Technology,  International  Equity,
International Equity Index, Investment Grade Bond,  Investment
Grade Tax-Exempt Bond, Life Vision Aggressive Growth,  Life
Vision  Conservative,  Life Vision Growth and Income,  Life
Vision Moderate Growth,  Maryland Municipal Bond, Mid-Cap
Equity, Mid-Cap Value Equity, Small Cap Growth Stock,  Small
Cap Value  Equity,  Strategic  Income,  Strategic Quantitative
Equity, Tax Sensitive Growth Stock, U.S. Government  Securities,
Value Income Stock, Virginia Intermediate  Municipal Bond and
Virginia Municipal Bond Funds                                    3.75%         3.25%          2.50%       0.25%-1.00%
-------------------------------------------------------------- ----------- --------------- ------------- --------------
Limited-Term Federal Mortgage Securities Fund                    2.50%         1.75%          1.25%       0.25%-1.00%
-------------------------------------------------------------- ----------- --------------- ------------- --------------
Short-Term Bond Fund                                             2.00%         1.50%          1.00%       0.25%-1.00%
-------------------------------------------------------------- ----------- --------------- ------------- --------------
Short-Term U.S. Treasury Securities Fund                         1.00%         0.75%          0.50%       0.25%-1.00%
-------------------------------------------------------------- ----------- --------------- ------------- --------------

For the fiscal years ended May 31, 2003, 2002, and 2001, the aggregate sales charge payable to the Distributor with respect to the L Shares of the Funds were as follows:

--------------------------------------- -------------------------------------- ---------------------------------------
                                          AGGREGATE SALES CHARGE PAYABLE TO
                                                   DISTRIBUTOR ($)               AMOUNT RETAINED BY DISTRIBUTOR ($)
                                        -------------------------------------- ---------------------------------------
FUND
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
                                           2003         2002         2001         2003          2002         2001
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Aggressive Growth Stock Fund                 *            *            *            *            *             *
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Balanced Fund                             653,000      707,000      626,000         0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Capital Appreciation Fund                 902,000     1,067,000    1,138,000        0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Emerging Growth Stock Fund                   *            *            *            *            *             *
--------------------------------------- ------------ ------------ ------------ ------------- ------------ ------------


                                     40


--------------------------------------- -------------------------------------- ---------------------------------------
                                          AGGREGATE SALES CHARGE PAYABLE TO
                                                   DISTRIBUTOR ($)               AMOUNT RETAINED BY DISTRIBUTOR ($)
                                        -------------------------------------- ---------------------------------------
FUND
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
                                           2003         2002         2001         2003          2002         2001
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Florida Tax-Exempt Bond Fund              329,000      177,000      104,000         0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Georgia Tax-Exempt Bond Fund              148,000      157,000      102,000         0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Growth and Income Fund                    734,000      837,000      658,000         0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
High Income Fund                          446,000      315,000      86,000          0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Information and Technology Fund           65,000       154,000      254,000         0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
International Equity Fund                 54,000       10,000       73,000          0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
International Equity Index Fund           28,000          0         40,000          0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Investment Grade Bond Fund                365,000      328,000      200,000         0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Investment Grade Tax-Exempt Bond Fund     283,000      227,000      155,000         0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Limited-Term Federal Mortgage
Securities Fund                           868,000      69,000       16,000          0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Maryland Municipal Bond Fund              268,000      190,000      72,000          0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Mid-Cap Equity Fund                       115,000      132,000      134,000         0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Mid-Cap Value Equity Fund                 49,000       13,000          *            0            0             *
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Prime Quality Money Market Fund           120,000      63,000       24,000          0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Short-Term Bond Fund                      305,000      169,000      33,000          0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Short-Term U.S. Treasury Securities
Fund                                     1,075,000     441,000      93,000          0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Small Cap Growth Stock Fund               233,000      256,000      253,000         0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Small Cap Value Equity Fund               305,000      172,000      86,000          0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Strategic Income Fund                     638,000      106,000         *            0            0             *
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Strategic Quantitative Equity Fund           *            *            *            *            *             *
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Tax Sensitive Growth Stock Fund          1,204,000    1,945,000    2,828,000        0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
U.S. Government Securities Fund           370,000      314,000      99,000          0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Value Income Stock Fund                   469,000      602,000      672,000         0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Virginia Intermediate Municipal Bond
Fund                                         *            *            *            *            *             *
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Virginia Municipal Bond Fund              150,000      114,000      58,000          0            0             0
--------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------

* Not in operation during the period.

A SHARES, B SHARES AND L SHARES DISTRIBUTION PLANS

The Distribution Agreement and the A Plan adopted by the Trust provide that A Shares of the Funds will pay the Distributor fees of up to the following respective levels:

-------------------------------------------------- --------------------------
FUND:                                              DISTRIBUTION FEE:

-------------------------------------------------- --------------------------
Aggressive Growth Stock Fund                       0.35%
-------------------------------------------------- --------------------------
Balanced Fund                                      0.28%
-------------------------------------------------- --------------------------
Capital Appreciation Fund                          0.68%
-------------------------------------------------- --------------------------
Emerging Growth Stock Fund                         0.35%
-------------------------------------------------- --------------------------
Florida Tax-Exempt Bond Fund                       0.18%
-------------------------------------------------- --------------------------

-------------------------------------------------- --------------------------
FUND:                                              DISTRIBUTION FEE:

-------------------------------------------------- --------------------------
Georgia Tax-Exempt Bond Fund                       0.18%
-------------------------------------------------- --------------------------
Growth and Income Fund                             0.25%
-------------------------------------------------- --------------------------
High Income Fund                                   0.30%
-------------------------------------------------- --------------------------
Information and Technology Fund                    0.55%
-------------------------------------------------- --------------------------
International Equity Fund                          0.33%
-------------------------------------------------- --------------------------
International Equity Index Fund                    0.38%
-------------------------------------------------- --------------------------
Investment Grade Bond Fund                         0.43%
-------------------------------------------------- --------------------------
Investment Grade Tax-Exempt Bond Fund              0.43%
-------------------------------------------------- --------------------------
Life Vision Aggressive Growth Fund                 0.50%
-------------------------------------------------- --------------------------
Life Vision Conservative Fund                      0.40%
-------------------------------------------------- --------------------------
Life Vision Growth and Income Fund                 0.50%
-------------------------------------------------- --------------------------
Life Vision Moderate Growth Fund                   0.50%
-------------------------------------------------- --------------------------
Limited-Term Federal Mortgage Securities Fund      0.23%
-------------------------------------------------- --------------------------
Maryland Municipal Bond Fund                       0.15%
-------------------------------------------------- --------------------------
Mid-Cap Equity Fund                                0.43%
-------------------------------------------------- --------------------------
Mid-Cap Value Equity Fund                          0.40%
-------------------------------------------------- --------------------------
Prime Quality Money Market Fund                    0.20%
-------------------------------------------------- --------------------------
Short-Term Bond Fund                               0.23%
-------------------------------------------------- --------------------------
Short-Term U.S. Treasury Securities Fund           0.18%
-------------------------------------------------- --------------------------
Small Cap Growth Stock Fund                        0.50%
-------------------------------------------------- --------------------------
Small Cap Value Equity Fund                        0.33%
-------------------------------------------------- --------------------------
Strategic Income Fund                              0.35%
-------------------------------------------------- --------------------------
Strategic Quantitative Equity Fund                 0.25%
-------------------------------------------------- --------------------------
Tax-Exempt Money Market Fund                       0.15%
-------------------------------------------------- --------------------------
Tax Sensitive Growth Stock Fund                    0.40%
-------------------------------------------------- --------------------------
U.S. Government Securities Fund                    0.38%
-------------------------------------------------- --------------------------
U.S. Government Securities Money Market Fund       0.17%
-------------------------------------------------- --------------------------
U.S. Treasury Money Market Fund                    0.15%
-------------------------------------------------- --------------------------
Value Income Stock Fund                            0.33%
-------------------------------------------------- --------------------------
Virginia Intermediate Municipal Bond Fund          0.15%
-------------------------------------------------- --------------------------
Virginia Municipal Bond Fund                       0.15%
-------------------------------------------------- --------------------------
Virginia Tax-Free Money Market Fund                0.40%
-------------------------------------------------- --------------------------

In addition, the Distribution Agreement, the B Plan and the L Plan adopted by the Trust provide that B Shares and L Shares of each applicable Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to A Shares, B Shares or L Shares shareholders or their customers who beneficially own A Shares, B Shares or L Shares. In addition, B Shares and L Shares are subject to a service fee of up to 0.25% of the average daily net assets of the B Shares and L Shares of each Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the A Plan, the B Plan and the L Plan in each case in accordance with the provisions of Rule 12b-1 under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the A Plan, the B Plan and the L Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. The A Plan, the B Plan and the L Plan require that quarterly written reports of amounts spent under the A Plan, the B Plan and the L Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The A Plan, the B Plan and the L Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.

There is no sales charge on purchases of B Shares or L Shares, but B Shares and L Shares are subject to a contingent deferred sales charge if they are redeemed within five and one years, respectively, of purchase. Pursuant to the Distribution Agreement, the B Plan and the L Plan, B Shares and L Shares are subject to an ongoing distribution and service fee calculated on each Fund's aggregate average daily net assets attributable to its B Shares or L Shares.

For the fiscal years ended May 31, 2003, 2002 and 2001, the Funds paid the following amounts pursuant to the A Plan:


------------------------------------------------------------ --------------------------------------------------------
FUND                                                            DISTRIBUTION FEES - AMOUNT PAID OR REIMBURSED ($)
------------------------------------------------------------ --------------------------------------------------------
                                                                   2003                2002               2001
------------------------------------------------------------ ------------------ ------------------- -----------------
Aggressive Growth Stock Fund                                         *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Balanced Fund                                                      6,000              7,000              9,000
------------------------------------------------------------ ------------------ ------------------- -----------------
Capital Appreciation Fund                                         794,000           1,061,000          1,343,000
------------------------------------------------------------ ------------------ ------------------- -----------------
Emerging Growth Stock Fund                                           *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Florida Tax-Exempt Bond Fund                                       1,000            (7,000)**              0
------------------------------------------------------------ ------------------ ------------------- -----------------
Georgia Tax-Exempt Bond Fund                                     (7,000)**          (7,000)**              0
------------------------------------------------------------ ------------------ ------------------- -----------------
Growth and Income Fund                                            15,000              26,000             33,000
------------------------------------------------------------ ------------------ ------------------- -----------------
High Income Fund                                                     *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Information and Technology Fund                                      *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
International Equity Fund                                        (3,000)**            6,000              7,000
------------------------------------------------------------ ------------------ ------------------- -----------------
International Equity Index Fund                                    5,000              2,000                0
------------------------------------------------------------ ------------------ ------------------- -----------------
Investment Grade Bond Fund                                        78,000              59,000             54,000
------------------------------------------------------------ ------------------ ------------------- -----------------
Investment Grade Tax-Exempt Bond Fund                             68,000              62,000             60,000
------------------------------------------------------------ ------------------ ------------------- -----------------
Life Vision Aggressive Growth Fund                                   *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Life Vision Conservative Fund                                        *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Life Vision Growth and Income Fund                                   *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Life Vision Moderate Growth Fund                                     *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Limited-Term Federal Mortgage Securities Fund                      3,000            (10,000)**             0
------------------------------------------------------------ ------------------ ------------------- -----------------
Maryland Municipal Bond Fund                                         *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Mid-Cap Equity Fund                                               22,000              27,000             36,000
------------------------------------------------------------ ------------------ ------------------- -----------------
Mid-Cap Value Equity Fund                                            *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Prime Quality Money Market Fund                                  3,473,000          3,407,000          2,911,000
------------------------------------------------------------ ------------------ ------------------- -----------------
Short-Term Bond Fund                                             (4,000)**          (4,000)**              0
------------------------------------------------------------ ------------------ ------------------- -----------------
Short-Term U.S. Treasury Securities Fund                           3,000            (8,000)**              0
------------------------------------------------------------ ------------------ ------------------- -----------------
Small Cap Growth Stock Fund                                       33,000              58,000             80,000
------------------------------------------------------------ ------------------ ------------------- -----------------
Small Cap Value Equity Fund                                          *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Strategic Income Fund                                                *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Strategic Quantitative Equity Fund                                   *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Tax-Exempt Money Market Fund                                      298,000            264,000            204,000
------------------------------------------------------------ ------------------ ------------------- -----------------
Tax Sensitive Growth Stock Fund                                      *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
U.S. Government Securities Fund                                   13,000              17,000               0
------------------------------------------------------------ ------------------ ------------------- -----------------
U.S. Government Securities Money Market Fund                      345,000            292,000            132,000
------------------------------------------------------------ ------------------ ------------------- -----------------
U.S. Treasury Money Market Fund                                      *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Value Income Stock Fund                                           180,000            233,000            268,000
------------------------------------------------------------ ------------------ ------------------- -----------------
Virginia Intermediate Municipal Bond Fund                       (10,000)**          (12,000)**             0
------------------------------------------------------------ ------------------ ------------------- -----------------
Virginia Municipal Bond Fund                                         *                  *                  *
------------------------------------------------------------ ------------------ ------------------- -----------------
Virginia Tax-Free Money Market Fund                               167,000            167,000            100,000
------------------------------------------------------------ ------------------ ------------------- -----------------

* Not in operation  during the period.
** The Distributor  reimbursed the Funds for other expenses.

For the fiscal year ended May 31, 2003, the Funds paid the following amounts pursuant to the B Plan:


-------------------------------------------------------------- ----------------------------------------------
FUND                                                                DISTRIBUTION FEES - AMOUNT PAID ($)
-------------------------------------------------------------- ----------------------------------------------
                                                                                   2003

-------------------------------------------------------------- ----------------------------------------------
Life Vision Aggressive Growth Fund                                                 1,000
-------------------------------------------------------------- ----------------------------------------------
Life Vision Conservative Fund                                                        0
-------------------------------------------------------------- ----------------------------------------------
Life Vision Growth and Income Fund                                                 1,000
-------------------------------------------------------------- ----------------------------------------------
Life Vision Moderate Growth Fund                                                   2,000
-------------------------------------------------------------- ----------------------------------------------

For the fiscal years ended May 31, 2003, 2002 and 2001, the Funds paid the following amounts pursuant to the L Plan:

-------------------------------------------------------------- --------------------------------------------------------
FUND                                                                     DISTRIBUTION FEES - AMOUNT PAID ($)
-------------------------------------------------------------- --------------------------------------------------------
                                                                     2003               2002               2001
-------------------------------------------------------------- ------------------ ----------------- -------------------
Aggressive Growth Stock Fund                                           *                 *                  *
-------------------------------------------------------------- ------------------ ----------------- -------------------
Balanced Fund                                                       612,000           677,000            596,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Capital Appreciation Fund                                           829,000          1,047,000          1,102,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Emerging Growth Stock Fund                                             *                 *                  *
-------------------------------------------------------------- ------------------ ----------------- -------------------
Florida Tax-Exempt Bond Fund                                        220,000           111,000             60,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Georgia Tax-Exempt Bond Fund                                        92,000             99,000             59,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Growth and Income Fund                                              534,000           648,000            515,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
High Income Fund                                                    246,000           167,000             36,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Information and Technology Fund                                     17,000            104,000            204,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
International Equity Fund                                           27,000             42,000             65,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
International Equity Index Fund                                     11,000             25,000             38,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Investment Grade Bond Fund                                          278,000           254,000            147,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Investment Grade Tax-Exempt Bond Fund                               232,000           184,000            120,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Limited-Term Federal Mortgage Securities Fund                       487,000            26,000               0
-------------------------------------------------------------- ------------------ ----------------- -------------------
Maryland Municipal Bond Fund                                        243,000           169,000             55,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Mid-Cap Equity Fund                                                 81,000            106,000            112,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Mid-Cap Value Equity Fund                                            7,000             4,000                *
-------------------------------------------------------------- ------------------ ----------------- -------------------
Prime Quality Money Market Fund                                     79,000             59,000             15,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Short-Term Bond Fund                                                141,000            74,000             5,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Short-Term U.S. Treasury Securities Fund                            405,000           159,000             21,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Small Cap Growth Stock Fund                                         199,000           231,000            230,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Small Cap Value Equity Fund                                         248,000           136,000             56,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Strategic Income Fund                                               313,000            59,000               *
-------------------------------------------------------------- ------------------ ----------------- -------------------
Strategic Quantitative Equity Fund                                     *                 *                  *
-------------------------------------------------------------- ------------------ ----------------- -------------------
Tax Sensitive Growth Stock Fund                                    1,095,000         1,844,000          2,732,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
U.S. Government Securities Fund                                     306,000           260,000             71,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Value Income Stock Fund                                             433,000           581,000            645,000
-------------------------------------------------------------- ------------------ ----------------- -------------------
Virginia Intermediate Municipal Bond Fund                              *                 *                  *
-------------------------------------------------------------- ------------------ ----------------- -------------------
Virginia Municipal Bond Fund                                        128,000            94,000             41,000
-------------------------------------------------------------- ------------------ ----------------- -------------------


* Not in operation during the period.

Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling A Shares and L Shares, unless otherwise agreed upon by the Distributor and such broker-dealer.


---------------------------------------------------------------------------------------------------------------------
FUND                                ANNUAL PAYOUT                          ANNUAL FIRST YEAR
                                       12(B)-1       INITIAL PAYMENT -    PAYOUT 12(B)-1        ANNUAL PAYOUT 12(B)-1
                                      EFFECTIVE      AT TIME OF SALE   EFFECTIVE IMMEDIATELY   EFFECTIVE 13TH MONTH
                                  IMMEDIATELY (A)*         (L)                  (L)                    (L)
---------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Fund            0.25%             0.25%                0.45%                  0.60%
---------------------------------------------------------------------------------------------------------------------
Balanced Fund                           0.20%             0.25%                0.50%                  0.65%
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund               0.35%             0.25%                0.50%                  0.65%
---------------------------------------------------------------------------------------------------------------------
Emerging Growth Stock Fund              0.25%             0.25%                0.45%                  0.60%
---------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                  0.20%             0.25%                0.45%                  0.60%
---------------------------------------------------------------------------------------------------------------------
Information and Technology Fund         0.25%             0.25%                0.50%                  0.65%
---------------------------------------------------------------------------------------------------------------------
International Equity Fund               0.25%             0.25%                0.45%                  0.60%
---------------------------------------------------------------------------------------------------------------------
International Equity Index Fund         0.30%             0.25%                0.40%                  0.50%
---------------------------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth
Fund                                    0.20%              N/A                  N/A                    N/A
---------------------------------------------------------------------------------------------------------------------
Life Vision Conservative Fund           0.15%              N/A                  N/A                    N/A
---------------------------------------------------------------------------------------------------------------------
Life Vision Growth and Income
Fund                                    0.20%              N/A                  N/A                    N/A
---------------------------------------------------------------------------------------------------------------------
Life Vision Moderate Growth Fund        0.20%              N/A                  N/A                    N/A
---------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                     0.30%             0.25%                0.45%                  0.60%
---------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund               0.25%             0.25%                0.45%                  0.60%
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund             0.35%             0.25%                0.50%                  0.65%
---------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund             0.25%             0.25%                0.45%                  0.60%
---------------------------------------------------------------------------------------------------------------------
Strategic Quantitative Equity
Fund                                    0.25%             0.25%                0.40%                  0.60%
---------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund         0.20%             0.25%                0.45%                  0.60%
---------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                 0.20%             0.25%                0.50%                  0.65%
---------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
---------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund            0.10%             0.15%                0.20%                  0.30%
---------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund            0.10%             0.15%                0.20%                  0.30%
---------------------------------------------------------------------------------------------------------------------
High Income Fund                        0.20%             0.25%                0.20%                  0.30%
---------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund              0.20%             0.20%                0.20%                  0.30%
---------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond
Fund                                    0.20%             0.20%                0.20%                  0.30%
---------------------------------------------------------------------------------------------------------------------
Limited Term Federal Mortgage
Securities Fund                         0.15%             0.15%                0.20%                  0.25%
---------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund            0.10%             0.15%                0.20%                  0.30%
---------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                    0.15%             0.10%                0.20%                  0.25%
---------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury
Securities Fund                         0.10%             0.10%                0.20%                  0.25%
---------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                   0.20%             0.25%                0.20%                  0.30%
---------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund         0.15%             0.20%                0.20%                  0.30%
---------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal
Bond Fund                               0.10%             0.15%                0.20%                  0.30%
---------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund            0.10%             0.15%                0.20%                  0.30%
---------------------------------------------------------------------------------------------------------------------

* Initial Front End Sales Charge for A Shares ranges from 3.75% maximum to 0.50% depending on Fund and breakpoints (outlined in prospectus).

Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling B Shares, unless otherwise agreed upon by the Distributor and such broker-dealer.



----------------------------------------------------------------------------------------------------------------
FUND                                 INITIAL PAYMENT -    ANNUAL FIRST YEAR PAYOUT     ANNUAL PAYOUT 12(B)-1
                                    12(B)-1 EFFECTIVE       12(B)-1 EFFECTIVE            EFFECTIVE 13TH MONTH
                                      AT TIME OF SALE         IMMEDIATELY
----------------------------------------------------------------------------------------------------------------
LIFE VISION FUNDS
----------------------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth Fund         4.00%                    N/A                         N/A
----------------------------------------------------------------------------------------------------------------
Life Vision Conservative Fund              4.00%                    N/A                         N/A
----------------------------------------------------------------------------------------------------------------
Life Vision Growth and Income Fund         4.00%                    N/A                         N/A
----------------------------------------------------------------------------------------------------------------
Life Vision Moderate Growth Fund           4.00%                    N/A                         N/A
----------------------------------------------------------------------------------------------------------------

THE TRANSFER AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779 serves as the Trust's transfer agent.

THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for all of the Funds except for the International Equity, International Equity Index and Strategic Income Funds. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian for the International Equity, International Equity Index and Strategic Income Funds.

INDEPENDENT AUDITORS

For the fiscal year ended May 31, 2003, PricewaterhouseCoopers LLP, served as independent auditors for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Trust's forty-six series, which includes series not described in this SAI. Each Trustee also serves as Trustee for each of the seven series of the STI Classic Variable Trust. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

THOMAS GALLAGHER (DOB 11/25/47) - Trustee - President of Genuine Parts Company since 1970. Director, Oxford Industries.

F. WENDELL GOOCH (DOB 12/03/32) - Trustee - Retired. President of Orange County Publishing Co., Inc. from 1981 to 1997. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican from 1981 to 1997. President at H & W Distribution, Inc. from 1984 to 1997. Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds. Executive Vice President of Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

JAMES O. ROBBINS (DOB 7/04/42) - Trustee - President and Chief Executive Officer at Cox Communications, Inc., since 1985. Director at NCR. Director at Cox Communications.

JONATHAN T. WALTON (DOB 3/28/30) - Trustee - Retired. Executive Vice President at NBD Bank, N.A. and NBD Bancorp from October 1956 to March 1995. Trustee of W.K. Kellogg Foundation.

RICHARD W. COURTS,II(DOB 1/18/36) - Trustee* - Chairman of the Board of Atlantic Investment Company since 1970.

CLARENCE H. RIDLEY (DOB 6/03/42) - Trustee* - Chairman of the Board of Haverty Furniture Companies since 2001. Partner at King and Spalding LLP (law firm) from 1977 to 2000.
--------------------------------------

* Messrs. Courts and Ridley each may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

BOARD COMMITTEES.  The Board has established the following committees:

o AUDIT COMMITTEE. The Board's Audit Committee is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board's Nominating Committee is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The

     Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act"), in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has established the Trust's Fair Value Pricing Committee, which is composed of a Trustee, as a non-voting member, and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met sixteen times in the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's  profitability from its Fund-related  operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including the independent Trustees, unanimously: (a) concluded that terms of the Agreements are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreements for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------- ------------------------------------------------------------- ------------------------
NAME OF TRUSTEE                                                                               AGGREGATE DOLLAR RANGE
                                            DOLLAR RANGE OF FUND SHARES (FUND)*               OF SHARES (ALL FUNDS)*
------------------------------- ------------------------------------------------------------- ------------------------
Richard W. Courts, II                                       None                                       None
------------------------------- ------------------------------------------------------------- ------------------------
                                           $1-$10,000 (Capital Appreciation Fund)
                                            $1-$10,000 (Growth and Income Fund)
                                        $1-$10,000 (Information and Technology Fund)
                                        $1-$10,000 (Prime Quality Money Market Fund)
Thomas Gallagher                          $1-$10,000 (Small Cap Growth Stock Fund)                $10,001-$50,000
                                          $1-$10,000 (Small Cap Value Equity Fund)
                                        $1-$10,000 (Tax Sensitive Growth Stock Fund)
                                            $1-$10,000 (Value Income Stock Fund)
------------------------------- ------------------------------------------------------------- ------------------------
F. Wendell Gooch                     $10,001-$50,000 (Information and Technology Fund)           $50,001-$100,000
                                     $10,001-$50,000 (Tax Sensitive Growth Stock Fund)
------------------------------- ------------------------------------------------------------- ------------------------
Clarence H. Ridley                                          None                                       None
------------------------------- ------------------------------------------------------------- ------------------------
James O. Robbins                                            None                                       None
------------------------------- ------------------------------------------------------------- ------------------------
Jonathan T. Walton                      $1-$10,000 (Information and Technology Fund)              $10,001-$50,000
                                          $1-$10,000 (Small Cap Growth Stock Fund)
                                          $1-$10,000 (Small Cap Value Equity Fund)
                                        $1-$10,000 (Tax Sensitive Growth Stock Fund)
                                            $1-$10,000 (Value Income Stock Fund)
                                        $10,001-$50,000 (Capital Appreciation Fund)
------------------------------- ------------------------------------------------------------- ------------------------

*Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

------------------------------- ---------------- ----------------------- ------------------ --------------------------
                                                  PENSION OR RETIREMENT   ESTIMATED ANNUAL   TOAL COMPENSATION FROM
                                   AGGREGATE      BENEFITS ACCRUED AS      BENEFITS UPON      THE TRUST AND FUND
       NAME OF TRUSTEE            COMPENSATION    PART OF FUND EXPENSES      RETIREMENT            COMPLEX*
------------------------------- ---------------- ----------------------- ------------------ --------------------------
Richard W. Courts, II               $31,300               N/A                   N/A         $33,000 for services on
                                                                                            two boards
------------------------------- ---------------- ----------------------- ------------------ --------------------------
Thomas Gallagher                    $37,600               N/A                   N/A         $40,000 for services on
                                                                                            two boards
------------------------------- ---------------- ----------------------- ------------------ --------------------------
F. Wendell Gooch                    $34,800               N/A                   N/A         $37,000 for services on
                                                                                            two boards
------------------------------- ---------------- ----------------------- ------------------ --------------------------
Clarence H. Ridley                  $34,800               N/A                   N/A         $37,000 for services on
                                                                                            two boards
------------------------------- ---------------- ----------------------- ------------------ --------------------------
James O. Robbins                    $33,300               N/A                   N/A         $35,500 for services on
                                                                                            two boards
------------------------------- ---------------- ----------------------- ------------------ --------------------------
Jonathan T. Walton                  $34,800               N/A                   N/A         $37,000 for services on
                                                                                            two boards
------------------------------- ---------------- ----------------------- ------------------ --------------------------

* The Fund complex consists of the Trust and the STI Classic Variable Trust.

TRUST OFFICERS. The Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. The officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. None of the Officers receive compensation from the Trust for their services.

JAMES VOLK (08/28/62) - President - Senior Operations Officer of SEI Investments Fund Accounting and Administration since February 1996.

JENNIFER E. SPRATLEY, CPA (DOB 02/13/69) - Treasurer and Chief Financial Officer
- Director, SEI Funds Accounting since November 1999. Audit Manager at Ernst & Young LLP from 1991 to 1999.

TIMOTHY D. BARTO (DOB 03/28/68) - Vice President and Secretary - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm) from 1997 to 1999.

CORI DAGGETT (DOB 10/03/61) - Vice President and Assistant Secretary - Employed by SEI Investments since July 2003. Associate at Drinker Biddle & Reath, LLP from 1998 to 2003.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration at the Philadelphia Stock Exchange from 1989 to 1998.

DEBORAH A. LAMB (DOB 10/02/52) - Vice President and Assistant Secretary - Chief Compliance Officer and Vice President of Trusco Capital Management, Inc. since March 2003 and President of Investment Industry Consultants, LLC since June 2000. Director of Compliance at INVESCO, Inc. from March 1995 to June 2000.

KATHLEEN LENTZ (DOB 04/09/60) - Vice President and Assistant Secretary - Vice President and Manager of Special Entities in Financial Intelligence Unit of SunTrust Bank since 2002. Vice President of the Third Party Mutual Funds Unit of SunTrust Bank from 1996 to 2002.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) - Vice President and Assistant  Secretary
- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White & Williams LLP (law firm) from 1991 to 1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm) from 1998 to 2001; Associate at Seward & Kissel (law firm) from 1996 to 1998.

JOHN MUNERA (DOB  01/14/63) - Vice  President and  Assistant  Secretary - Middle
Office Compliance Officer of the Administrator and Distributor since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia from 1998 to 2000.

DOUGLAS PHILLIPS, CFA (DOB 06/25/47) - Vice President and Assistant Secretary - President, Chief Executive Officer and Chief Investment Officer of Trusco Capital Management, Inc. since its inception in November 1984.

WILLIAM E. ZITELLI,  JR. (DOB 06/14/68) - Vice President and Assistant Secretary
- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President at Merrill Lynch & Co. Asset Management Group from 1998 to 2000. Associate at Pepper Hamilton LLP (law firm) from 1997 to 1998.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

While the Trust does not accept cash as payment for Fund shares, it is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser. "Immediate family" means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.

The Trust will permit an exchange of L Shares of a Fund for A Shares of the same Fund, and will waive any sales charges that would otherwise apply, for those investors who hold L Shares of the Fund as a result of (i) reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs previously with the trust department of a bank affiliated with SunTrust or (ii) investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial, or investment advisory capacity is closed.

If determined to be in the best interests of shareholders, the Trust also reserves the right to impose a redemption fee of up to 2% on Market Timers as described in the Trust's prospectuses payable directly to the Fund.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

AMORTIZED COST METHOD OF VALUATION. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one-half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors. No attempt is made to present a detailed explanation of the federal tax treatment of a Fund or its investors, and the discussion here and in the Trust's prospectuses is not intended as a substitute for careful tax planning.

FEDERAL INCOME TAX

This discussion of federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies but can make no assurances that distributions will be sufficient to avoid this tax.

If a Fund fails to maintain qualification as a RIC for a tax year, that Fund will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund's current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserve the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund, and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

The Bond Funds and Money Market Funds receive income generally in the form of interest derived from Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to shareholders. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. In general, the Bond Funds and Money Market Funds do not expect to realize net-long term capital gains because the Bond Funds and the portion of such Funds' distributions are expected to be eligible for the corporate dividends received deduction.

Gains and losses on the sale of a Money Market Fund's portfolio securities and unrealized appreciation or depreciation in the value of such securities may require a Fund to adjust distributions in order to maintain a $1.00 net asset value. These procedures may result in under- or over- distributions of net investment income.

The Equity Funds receive income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to a Fund's shares. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. The Equity Funds may derive capital gains and losses in connection with sales or other dispositions of each Fund's portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the fund. Currently, the maximum tax rate on long-term capital gains is 15%.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.

If a shareholder that is a tax-exempt investor (E.G., a pension plan, individual retirement account, 401(k), similar tax-advantaged plan, charitable organization, etc.) incurs debt to finance the acquisition of its shares, a portion of the income received by that shareholder with respect to its shares would constitute unrelated business taxable income ("UBTI"). A tax-exempt investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

SALE, REDEMPTION OR EXCHANGE OF FUND SHARES

Sales,   redemptions  and  exchanges  of  Fund  shares  are  generally   taxable
transactions for federal, state and local income tax purposes.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds their shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

With respect to the Money Market Funds, because each Fund seeks to maintain a stable $1.00 net asset value per share, you should not expect to realize a capital gain or loss upon redemption or exchange of your Fund shares.

TAX-EXEMPT FUNDS

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations the interest on which is excludable from gross income, such Fund may pay "exempt-interest dividends," as defined in Section 852(b)(5) of the Code, to its shareholders.

As noted in their prospectuses, the Tax-Exempt Money Market Fund, the Virginia Tax-Free Money Market Fund, the Investment Grade Tax-Exempt Bond Fund, and the State Tax-Exempt Bond Funds intend to pay exempt-interest dividends. Exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code. The Alternative Minimum Tax is imposed at a maximum rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's
regular tax liability.  The Alternative   Minimum   Tax  may  be  imposed  in
two   circumstances.   First, exempt-interest  dividends  derived from certain
"private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Distributions of exempt-interest dividends may result in additional federal income tax consequences to shareholders in tax-exempt funds. For example, interest on indebtedness incurred by shareholders to purchase or carry shares of a tax-exempt fund will not be deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Certain foreign corporations engaged in a trade or business in the U. S. will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

A tax-exempt fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business a facility financed from the proceeds of industrial development bonds or private activity bonds. Such entities or persons should consult their tax advisor before purchasing shares of a tax-exempt fund.

Issuers of bonds purchased by a tax-exempt fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Funds will make annual reports to shareholders of the federal income tax status of all distributions.

In  certain  cases,  a Fund will be  required  to  withhold,  at the  applicable witholding rates, an amount from any distributions and redemptions to shareholders, and to remit such amount to the Internal Revenue Service ("IRS") if the shareholder: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, or (3) has failed to provide the Fund with certain certifications that are required by the IRS, or
(4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to investors and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If the International Equity and International Equity Index Funds meet the Distribution Requirement, and if more than 50% of the value of each such Fund's total assets at the close of their respective taxable years consist of stocks or securities of foreign corporations, each Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, each Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If either of the two above-mentioned Funds make the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The International Equity and International Equity Index Funds' transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (I.E., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, an Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

BROKERAGE TRANSACTIONS. The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the Fund or account generating the brokerage.

As provided in the 1934 Act higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (E.G., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor, and will review these procedures periodically.

For the fiscal years ended May 31, 2003, 2002 and 2001, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

-------------------------------------------------- -----------------------------------------------------------
FUND                                               AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID ($)
-------------------------------------------------- -----------------------------------------------------------
                                                         2003                2002                 2001
-------------------------------------------------- ----------------- ---------------------- ------------------
Aggressive Growth Stock Fund                              *                    *                    *
-------------------------------------------------- ----------------- ---------------------- ------------------


                                     60


-------------------------------------------------- -----------------------------------------------------------
FUND                                               AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID ($)
-------------------------------------------------- -----------------------------------------------------------
                                                         2003                2002                 2001
-------------------------------------------------- ----------------- ---------------------- ------------------
Balanced Fund                                          406,753              347,574              318,692
-------------------------------------------------- ----------------- ---------------------- ------------------
Capital Appreciation Fund                             3,468,073            2,962,862            2,834,653
-------------------------------------------------- ----------------- ---------------------- ------------------
Emerging Growth Stock Fund                                *                    *                    *
-------------------------------------------------- ----------------- ---------------------- ------------------
Florida Tax-Exempt Bond Fund                             188                 7,494                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Georgia Tax-Exempt Bond Fund                              44                 5,061                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Growth and Income Fund                                1,693,527            2,103,432            2,006,043
-------------------------------------------------- ----------------- ---------------------- ------------------
High Income Fund                                         535                 2,000                  0
-------------------------------------------------- ----------------- ---------------------- ------------------
Information and Technology Fund                       1,928,490            2,142,579            1,213,863
-------------------------------------------------- ----------------- ---------------------- ------------------
International Equity Fund                             1,127,511            1,404,641            1,074,564
-------------------------------------------------- ----------------- ---------------------- ------------------
International Equity Index Fund                        174,045              358,549              267,113
-------------------------------------------------- ----------------- ---------------------- ------------------
Investment Grade Bond Fund                              19,387              44,758                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Investment Grade Tax-Exempt Bond Fund                   4,267               80,565                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Life Vision Aggressive Growth Fund                        0                    0                    0
-------------------------------------------------- ----------------- ---------------------- ------------------
Life Vision Conservative Fund                             0                    0                    0
-------------------------------------------------- ----------------- ---------------------- ------------------
Life Vision Growth and Income Fund                        0                    0                    0
-------------------------------------------------- ----------------- ---------------------- ------------------
Life Vision Moderate Growth Fund                          0                    0                    0
-------------------------------------------------- ----------------- ---------------------- ------------------
Limited-Term Federal Mortgage Securities Fund           14,392               8,134                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Maryland Municipal Bond Fund                              0                  1,218                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Mid-Cap Equity Fund                                    750,689              458,284              405,454
-------------------------------------------------- ----------------- ---------------------- ------------------
Mid-Cap Value Equity Fund                              519,820              516,020                 *
-------------------------------------------------- ----------------- ---------------------- ------------------
Prime Quality Money Market Fund                         49,465              220,347                N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Short-Term Bond Fund                                      0                  7,234                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Short-Term U.S. Treasury Securities Fund                  0                  3,639                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Small Cap Value Equity Fund                            926,708             1,165,793            1,179,524
-------------------------------------------------- ----------------- ---------------------- ------------------
Small Cap Growth Stock Fund                           3,038,457            1,475,533            1,216,168
-------------------------------------------------- ----------------- ---------------------- ------------------
Strategic Income Fund                                     0                   802                   *
-------------------------------------------------- ----------------- ---------------------- ------------------
Strategic Quantitative Equity Fund                        *                    *                    *
-------------------------------------------------- ----------------- ---------------------- ------------------
Tax-Exempt Money Market Fund                              0                 29,400                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Tax Sensitive Growth Stock Fund                        845,910              922,329             1,454,576
-------------------------------------------------- ----------------- ---------------------- ------------------
U.S. Government Securities Fund                         1,634                5,112                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
U.S. Government Securities Money Market Fund           194,725              157,937                N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
U.S. Treasury Money Market Fund                        365,760              320,083                N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Value Income Stock Fund                               1,497,214            1,554,061            2,409,152
-------------------------------------------------- ----------------- ---------------------- ------------------
Virginia Intermediate Municipal Bond Fund                 0                  5,758                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Virginia Municipal Bond Fund                              0                  1,711                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------
Virginia Tax-Free Money Market Fund                       0                  8,685                 N/A
-------------------------------------------------- ----------------- ---------------------- ------------------

   *     Not in operation during the period.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------------------------- -------------------------------- ---------------------------------
                                                                                          TOTAL DOLLAR AMOUNT OF
                                                        TOTAL DOLLAR AMOUNT OF            TRANSACTIONS INVOLVING
                                                       BROKERAGE COMMISSIONS FOR        BROKERAGE COMMISSIONS FOR
FUND                                                     RESEARCH SERVICES ($)            RESEARCH SERVICES ($)
--------------------------------------------------- -------------------------------- ---------------------------------
Capital Appreciation Fund                                      $966,484                        549,938,418
--------------------------------------------------- -------------------------------- ---------------------------------
Growth and Income Fund                                          648,503                        317,231,392
--------------------------------------------------- -------------------------------- ---------------------------------


                                     62

--------------------------------------------------- -------------------------------- ---------------------------------
                                                                                          TOTAL DOLLAR AMOUNT OF
                                                        TOTAL DOLLAR AMOUNT OF            TRANSACTIONS INVOLVING
                                                       BROKERAGE COMMISSIONS FOR        BROKERAGE COMMISSIONS FOR
FUND                                                     RESEARCH SERVICES ($)            RESEARCH SERVICES ($)
--------------------------------------------------- -------------------------------- ---------------------------------
Information and Technology Fund                                  9,840                          1,438,355
--------------------------------------------------- -------------------------------- ---------------------------------
Mid-Cap Equity Fund                                               99                             192,712
--------------------------------------------------- -------------------------------- ---------------------------------
Mid-Cap Value Equity Fund                                       136,427                         52,018,182
--------------------------------------------------- -------------------------------- ---------------------------------
Small Cap Growth Stock Fund                                     33,091                          13,310,000
--------------------------------------------------- -------------------------------- ---------------------------------
Small Cap Value Equity Fund                                     37,773                          12,889,566
--------------------------------------------------- -------------------------------- ---------------------------------
Tax Sensitive Growth Stock Fund                                 138,892                         81,733,784
--------------------------------------------------- -------------------------------- ---------------------------------
Value Income Stock Fund                                         37,773                          12,899,566
--------------------------------------------------- -------------------------------- ---------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended May 31, 2003, 2002 and 2001, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

--------------------------------------------------------------------------------------------------------------------------------
                                                                        PERCENTAGE OF TOTAL          PERCENTAGE OF TOTAL
                                       AGGREGATE DOLLAR AMOUNT OF        BROKERAGE COMMISSIONS        BROKERAGE TRANSACTIONS
                                       BROKERAGE COMMISSIONS PAID TO      PAID TO AFFILIATED      EFFECTED THROUGH AFFILIATED
                                          AFFILIATED BROKERS ($)*           BROKERS (%)**                 BROKERS (%)
--------------------------------------------------------------------------------------------------------------------------------
FUND                                     2003       2002       2001     2003     2002      2001     2003       2002       2001
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Fund             ***       ***         ***       ***     ***       ***       ***       ***        ***
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                           9,515     22,701     10,146     2.34     6.53     3.09      21.73     49.80      20.05
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund              13,299     50,843     18,644     0.38     1.72     0.07      25.96     36.59      29.16
--------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Stock Fund               ***       ***         ***       ***     ***       ***       ***       ***        ***
--------------------------------------------------------------------------------------------------------------------------------
Florida-Tax Exempt Bond Fund             188      7,494       1,445      100     100       100       100       100        100
--------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund             44       5,061        303       100     100       100       100       100        100
--------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                    0       22,938        0         0      1.09       0         0       25.95        0
--------------------------------------------------------------------------------------------------------------------------------
High Income Fund                         535      2,000        507       100     100       100       100       100        100
--------------------------------------------------------------------------------------------------------------------------------
Information and Technology Fund          650      3,226       4,226      0.03     0.15      0        9.69      13.37      9.17
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                  0      4,747         0        0       0.34      0          0        2.10        0
--------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund            0      6,013         0        0       1.68      0          0        0.62        0
--------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund             19,387     44,758     24,802      100     100       100       100       100        100
--------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond
Fund                                    4,267     80,565      5,436      100     100       100       100       100        100
--------------------------------------------------------------------------------------------------------------------------------


                                     63

--------------------------------------------------------------------------------------------------------------------------------
FUND                                                                    PERCENTAGE OF TOTAL          PERCENTAGE OF TOTAL
                                       AGGREGATE DOLLAR AMOUNT OF        BROKERAGE COMMISSIONS        BROKERAGE TRANSACTIONS
                                       BROKERAGE COMMISSIONS PAID TO      PAID TO AFFILIATED      EFFECTED THROUGH AFFILIATED
                                          AFFILIATED BROKERS ($)*           BROKERS (%)**                 BROKERS (%)
--------------------------------------------------------------------------------------------------------------------------------
                                         2003       2002       2001     2003     2002      2001     2003       2002       2001
--------------------------------------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth Fund        0         ***         ***        0      ***       ***        0       ***        ***
--------------------------------------------------------------------------------------------------------------------------------
Life Vision Conservative Fund             0         ***         ***        0      ***       ***        0       ***        ***
--------------------------------------------------------------------------------------------------------------------------------
Life Vision Growth and Income Fund        0         ***         ***        0      ***       ***        0       ***        ***
--------------------------------------------------------------------------------------------------------------------------------
Life Vision Moderate Growth Fund          0         ***         ***        0      ***       ***        0       ***        ***
--------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage
Securities Fund                       14,392       8,134       4,935     100      100       100      100       100        100
--------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund              0        1,218        N/A       0       100       N/A        0       100        N/A
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                    2,888      12,971      8,000     0.38     2.83       1.94    19.10     30.65      27.78
-------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund              1,898       4,850        N/A     0.37     0.94       N/A     25.07     14.70       N/A
--------------------------------------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund       49,465      220,347     104,046    100      100       100      100       100        100
-------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                      0        7,234        N/A       0       100       N/A        0       100        N/A
--------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury
Securities Fund                           0        3,639        N/A        0      100       N/A        0       100        N/A
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund            3,100      17,884      5,890     0.10     1.21      0.05     5.45      10.37      10.50
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund            5,267      68,387     10,269     0.57     5.87      0.09     28.36     28.01      14.29
--------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                     0         802         N/A        0      100       N/A        0      14.45       N/A
--------------------------------------------------------------------------------------------------------------------------------
Strategic Quantitative Equity Fund      ***         ***         ***      ***      ***       ***      ***       ***        ***
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund              0       29,400       N/A         0      100       N/A        0       100         N/A
--------------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund       3,724        3,097       6,268    0.44     0.34      0.43     41.97     35.10      30.68
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund       1,634        5,112         0       100      100       N/A      100       100        N/A
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Money
Market Fund                          194,725      157,937     239,522    100      100       100      100       100        100
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund      365,760      320,083     329,522    100      100       100      100       100        100
--------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund               28,323      50,767     31,848     1.89     3.22      1.30     20.51     47.71      34.39
--------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal           0        4,953        N/A        0    86.02       N/A        0      57.54       N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund              0        1,711        N/A       0       100       N/A        0       100        N/A
--------------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money Market Fund       0        8,685        N/A        0       100      N/A        0       100        N/A
--------------------------------------------------------------------------------------------------------------------------------

* These amounts refer to brokerage commissions paid to, or brokered transactions effected through, SEI Investments Distribution Co., the Trust's principal underwriter.

** For most Bond Funds, transactions in repurchase agreements, which are generally traded through an affiliated broker-dealer, are the only transactions that result in the payment of commission. Therefore, it might appear, based on the percentage of commissions paid, that all of the Bond Fund's portfolio transactions are made through affiliated broker-dealers. Nonetheless, transactions in repurchase agreements make up only a small part of a Bond Fund's portfolio transactions.

*** Not in operation during the period.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of May 31, 2003, the STI Classic Balanced Fund held $24,602,000 of repurchase agreements with UBS Warburg Painewebber, $2,065,000 of Merrill Lynch notes, $1,720,000 of JP Morgan Chase Bank notes, $1,564,000 of Salomon Smith Barney notes,

$1,494,000 of Morgan Stanley Dean Witter notes, $1,467,000 of Lehman Brothers notes, $1,443,000 of Goldman Sachs & Company notes, and $1,440,000 of Bear Stearns & Company notes. The STI Classic Capital Appreciation Fund held $28,999,000 of repurchase agreements with UBS Warburg Painewebber. The STI Classic Florida Tax-Exempt Bond Fund held $139,000 of repurchase agreements with Morgan Stanley Dean Witter. The STI Classic Growth and Income Fund held $12,306,000 of Salomon Smith Barney common stock and $8,492,000 of Goldman Sachs common stock. The STI Classic High Income Fund held $315,000 of repurchase agreements with Morgan Stanley Dean Witter. The STI Classic Information and Technology Fund held $207,000 of repurchase agreements with Morgan Stanley Dean Witter. The STI Classic International Equity Fund held $2,521,000 of ABN AMRO Holding common stock, $2,519,000 of UBS common stock, $1,120,000 of Credit Suisse Group common stock, and $6,827,000 of time deposits with Citibank. The STI Classic International Equity Index Fund held $783,000 of ABN AMRO Holdings common stock, $750,000 of UBS common stock, $370,000 of Credit Suisse Group common stock, $2,288,000 of time deposits with Salomon Smith Barney, and $333,000 of time deposits with JP Morgan Chase Bank. The STI Classic Investment Grade Bond Fund held $57,203,000 of repurchase agreements with UBS Warburg Painewebber, $14,108,000 of Salomon Smith Barney notes, $13,462,000 of Merrill Lynch notes, $11,289,000 of JP Morgan Chase Bank notes, $9,495,000 of Morgan Stanley Dean Witter notes, $9,446,000 of Goldman Sachs & Company notes, $9,429,000 of Lehman Brothers notes, and $9,363,000 of Bear Stearns & Company notes. The STI Classic Investment Grade Tax-Exempt Bond Fund held $1,538,000 of repurchase agreements with UBS Warburg Painewebber. The STI Classic Limited-Term Federal Mortgage Securities Fund held $89,264,000 of repurchase agreements with Morgan Stanley Dean Witter. The STI Classic Mid-Cap Equity Fund held $4,182,000 of repurchase agreements with UBS Warburg Painewebber, and $2,102,000 of Bear Stearns Companies common stock. The STI Classic Mid-Cap Value Fund held $9,021,000 of repurchase agreements with UBS Warburg Painewebber. The STI Classic Prime Quality Money Market Fund held $180,749,000 of Credit Suisse First Boston notes, $150,567,000 of UBS Warburg Painewebber repurchase agreements and notes, $141,890,000 of Merrill Lynch repurchase agreements and notes, $130,159,000 of Morgan Stanley Dean Witter notes, $90,172,000 of Goldman Sachs notes, $57,761,000 of Bear Stearns & Company repurchase agreements and notes, $11,010,000 of repurchase agreements with Lehman Brothers, and $3,099,000 of ABN AMRO Financial Services notes. The STI Classic Short-Term Bond Fund held $4,727,000 of Merrill Lynch notes, $4,506,000 of UBS Warburg Painewebber notes, $4,390,000 of Lehman Brothers notes, $4,333,000 of Morgan Stanley Dean Witter notes, $4,119,000 of Salomon Smith Barney notes, $3,959,000 of Goldman Sachs & Company notes, $3,755,000 of Bear Stearns & Company notes, and $3,590,000 of Credit Suisse First Boston notes. The STI Classic Small Cap Growth Stock Fund held $18,060,000 of repurchase agreements with Morgan Stanley Dean Witter. The STI Classic Small Cap Value Equity Fund held $15,641,000 of repurchase agreements with Morgan Stanley Dean Witter. The STI Classic Tax-Sensitive Growth Stock Fund held $3,320,000 of Salomon Smith Barney common stock, and $489,000 of repurchase agreements with Morgan Stanley Dean Witter. The STI Classic U.S. Government Securities Fund held $12,441,000 of repurchase agreements with ABN AMRO Financial Services. The STI Classic U.S. Government Securities Money Market Fund held $260,153,000 of repurchase agreements with UBS Warburg Painewebber, $60,716,000 of repurchase agreements with Lehman Brothers, $60,635,000 of repurchase agreements with Merrill Lynch, $59,995,000 of repurchase agreements with ABN AMRO Financial Services, $58,843,000 of repurchase agreements with Morgan Stanley Dean Witter, and $49,515,000 of repurchase agreements with Bear Stearns & Company. The STI Classic U.S. Treasury Money Market Fund held
$210,556,000 of repurchase agreements with ABN AMRO Financial Services, $185,724,000 of repurchase agreements with UBS Warburg Painewebber, $50,572,000 of repurchase agreements with Salomon Smith Barney, $48,709,000 of repurchase agreements with JP Morgan Chase Bank, $45,028,000 of repurchase agreements with Morgan Stanley Dean Witter, $36,997,000 of repurchase agreements with Lehman Brothers, $25,168,000 of repurchase agreements with Bear Stearns & Company, and $20,012,000 of repurchase agreements with Merrill Lynch. The STI Classic Value Income Stock Fund held $20,755,000 of repurchase agreements with UBS Warburg Painewebber, $16,150,000 of Salomon Smith Barney common stock, $11,648,000 of Merrill Lynch common stock, and $4,936,000 of Morgan Stanley Dean Witter common stock.

PORTFOLIO TURNOVER RATE

Portfolio  turnover  rate  is  defined  under  SEC  rules  as the  value  of the
securities   purchased  or  securities  sold,  excluding  all  securities  whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal periods ended May 31, 2003 and 2002, the portfolio turnover rate for each of the non-money market Funds was as follows:

-------------------------------------------------------------- -------------------------------------------
FUND                                                                        TURNOVER RATE (%)
-------------------------------------------------------------- --------------------- ---------------------
                                                                       2003                  2002
-------------------------------------------------------------- --------------------- ---------------------
Aggressive Growth Stock Fund                                            *                     *
-------------------------------------------------------------- --------------------- ---------------------
Balanced Fund                                                          102                    95
-------------------------------------------------------------- --------------------- ---------------------
Capital Appreciation Fund                                               69                    75
-------------------------------------------------------------- --------------------- ---------------------
Emerging Growth Stock Fund                                              *                     *
-------------------------------------------------------------- --------------------- ---------------------
Florida Tax-Exempt Bond Fund                                            62                    91
-------------------------------------------------------------- --------------------- ---------------------
Georgia Tax-Exempt Bond Fund                                            17                    23
-------------------------------------------------------------- --------------------- ---------------------
Growth and Income Fund                                                  52                    68
-------------------------------------------------------------- --------------------- ---------------------
High Income Fund                                                        20                    59
-------------------------------------------------------------- --------------------- ---------------------
Information and Technology Fund                                       1,259                 1,102
-------------------------------------------------------------- --------------------- ---------------------
International Equity Fund                                               89                   102
-------------------------------------------------------------- --------------------- ---------------------
International Equity Index Fund                                         25                    35
-------------------------------------------------------------- --------------------- ---------------------
Investment Grade Bond Fund                                             137                   123
-------------------------------------------------------------- --------------------- ---------------------
Investment Grade Tax-Exempt Bond Fund                                  329                   311
-------------------------------------------------------------- --------------------- ---------------------
Life Vision Aggressive Growth Fund                                      50                   101
-------------------------------------------------------------- --------------------- ---------------------
Life Vision Conservative Fund                                          160                    *
-------------------------------------------------------------- --------------------- ---------------------
Life Vision Growth and Income Fund                                     139                   166
-------------------------------------------------------------- --------------------- ---------------------
Life Vision Moderate Growth Fund                                       101                   202
-------------------------------------------------------------- --------------------- ---------------------
Limited-Term Federal Mortgage Securities Fund                          117                   410
-------------------------------------------------------------- --------------------- ---------------------
Maryland Municipal Bond Fund                                            31                    45
-------------------------------------------------------------- --------------------- ---------------------
Mid-Cap Equity Fund                                                    144                    87
-------------------------------------------------------------- --------------------- ---------------------
Mid-Cap Value Equity Fund                                               71                    30
-------------------------------------------------------------- --------------------- ---------------------
Short-Term Bond Fund                                                    89                   142
-------------------------------------------------------------- --------------------- ---------------------
Short-Term U.S. Treasury Securities Fund                               140                   117
-------------------------------------------------------------- --------------------- ---------------------
Small Cap Growth Stock Fund                                             96                   100
-------------------------------------------------------------- --------------------- ---------------------
Small Cap Value Equity  Fund                                            29                    29
-------------------------------------------------------------- --------------------- ---------------------
Strategic Income Fund                                                   52                    43
-------------------------------------------------------------- --------------------- ---------------------
Strategic Quantitative Equity Fund                                      *                     *
------------------------------------------------------------- --------------------- ---------------------
Tax Sensitive Growth Stock Fund                                         58                    69
-------------------------------------------------------------- --------------------- ---------------------


                                     66


-------------------------------------------------------------- -------------------------------------------
FUND                                                                        TURNOVER RATE (%)
-------------------------------------------------------------- --------------------- ---------------------
                                                                       2003                  2002
-------------------------------------------------------------- --------------------- ---------------------
U.S. Government Securities Fund                                        150                   262
-------------------------------------------------------------- --------------------- ---------------------
Value Income Stock Fund                                                 46                    60
-------------------------------------------------------------- --------------------- ---------------------
Virginia Intermediate Municipal Bond Fund                               30                    33
-------------------------------------------------------------- --------------------- ---------------------
Virginia Municipal Bond Fund                                            18                    38
-------------------------------------------------------------- --------------------- ---------------------

       * Not in operation during the period.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers agains liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Subadviser, and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust, the Adviser and the Subadviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser and Subadviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code of Ethics requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the SEC and are available to the public.

5% AND 25% SHAREHOLDERS

As of December 1, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.

------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS      % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
Balanced Fund             Trustman                                    1,748,244.9400       A Shares       10.43%
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
                          Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
Balanced Fund             SunTrust Bank TTEE                          14,884,695.8590      T Shares       19.39%
                          FBO Various Benefit Plans
                          Fascorp Recordkeeper
                          8515 E. Orchard Rd. #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES      CLASS         % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G1F-031682
                          NFS/FMTC Roll IRA
Balanced Fund             FBO Charles K. Newman                         79,003.9850        T Shares       71.53%
                          1301 Costley Mill Road NE
                          Conyers, GA  30013-1127
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Nationwide Insurance Company
                          Trust
Capital Appreciation      c/o IPO Portfolio Accounting                  946,752.540        A Shares        7.40%
Fund                      PO Box 182029
                          Columbus, OH  43218-2029
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Capital Appreciation      Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            11,361,332.3820      T Shares       11.14%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Capital Appreciation      Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            16,762,992.5800      T Shares       16.44%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Capital Appreciation      Fascorp Recordkeeper                        21,054,679.9600      T Shares       20.65%
Fund                      8515 E. Orchard Rd. #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Capital Appreciation      Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            22,798,987.3480      T Shares       22.36%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Capital Appreciation      Mutual Fund Reconciliation Unit             27,887,589.7370      T Shares       27.36%
Fund                      Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------


------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS         % OF
                                                                                                          CLASS

------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #FER-100668
                          B L Meskill Revoc. Trust
Florida Tax-Exempt        E T Meskill TTEE                              35,480.9730        A Shares        6.42%
Bond Fund                 2751 Regency Oaks Blvd. Apt R506
                          Clearwater, FL  33759-1523
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Florida Tax-Exempt        Mutual Fund Reconciliation Unit
Bond Fund                 Mail Center 3144                            1,575,551.7190       A Shares        6.85%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #FER-100641
                          E T Meskill Revoc. Trust
Florida Tax-Exempt        E T Meskill TTEE                              33,285.2510        A Shares        7.50%
Bond Fund                 2751 Regency Oaks Blvd. Apt R506
                          Clearwater, FL  33579-1523
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Florida Tax-Exempt        Mutual Fund Reconciliation Unit
Bond Fund                 Mail Center 3144                            7,015,306.5790       T Shares       11.66%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Mildred Meinhart Rast
Florida Tax-Exempt        821 Lake Port Blvd.
Bond Fund                 Apt. #A404                                    38,871.2820        T Shares       41.55%
                          Leesburg, FL  34748-7698
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Florida Tax-Exempt        Mutual Fund Reconciliation Unit
Bond Fund                 Mail Center 3144                            6,229,710.1120       T Shares       46.79%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #T9F-000922
Georgia Tax-Exempt        Thomas O. Duff, Jr.                           28,957.5290        A Shares        5.60%
Bond Fund                 PO Box 143
                          Lookout Mountain, TN  37350-0143
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS      % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Georgia Tax-Exempt        Mutual Fund Reconciliation Unit             14,336,507.7380      A Shares        7.64%
Bond Fund                 Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G1R-162566
Georgia Tax-Exempt        M C Tatro
Bond Fund                 5360 Deer Run Drive                           54,651.6860        A Shares       11.16%
                          Conyers, GA  30094-4706
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G1F-063258
                          David L. Kuniansky
Georgia Tax-Exempt        Leon Kuniansky Revoc. Trust
Bond Fund                 U/A 6/23/03                                   19,838.7270        A Shares       21.05%
                          PO Box 19859
                          Atlanta, GA  30325-0859
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Georgia Tax-Exempt        Mutual Fund Reconciliation Unit
Bond Fund                 Mail Center 3144                            13,325,599.7030      L Shares        5.86%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G5R-027405
Georgia Tax-Exempt        Hazel M. Miller
Bond Fund                 #52 One Savannah Square Drive                 92,441.9540        L Shares       10.31%
                          Savannah, GA  31406
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          John L. Conyers
Georgia Tax-Exempt        124 Etowah Drive                              14,524.8920        T Shares        7.96%
Bond Fund                 Cartersville, GA  30120-3730
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Georgia Tax-Exempt        Mutual Fund Reconciliation Unit             7,256,387.4720       T Shares       16.42%
Bond Fund                 Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Georgia Tax-Exempt        Mutual Fund Reconciliation Unit              763,857.4720        T Shares       75.62%
Bond Fund                 Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS      % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Nationwide Insurance Company
                          Trust
Growth and Income         c/o IPO Portfolio Accounting                 282,643.3750        A Shares        9.29%
Fund                      PO Box 182029
                          Columbus, OH  43218-2029
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various  Benefit Plans
Growth and Income         Fascorp Recordkeeper                        2,805,275.2280       T Shares       12.50%
Fund                      8515 E. Orchard Road #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Growth and Income         Mail Center 3144                            14,781,118.9510      T Shares       19.04%
Fund                      PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Growth and Income         Mail Center 3144                            18,499,097.4940      T Shares       28.04%
Fund                      PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Growth and Income         Mail Center 3144                            6,589,564.6040       T Shares       35.09%
Fund                      PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SEI Corporation
                          Attn:  Rob Silvestri
High Income Fund          One Freedom Valley Drive                        14.6630          A Shares        7.74%
                          Oaks, PA  19456
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F6R-064866
                          Florida Baptist Convention Inc.
High Income Fund          Steve Baumgardner                            106,382.9790        A Shares       19.86%
                          1230 Hendricks Drive
                          Jacksonville, FL  32207-8619
------------------------- ---------------------------------------- ---------------------- ----------- ----------------


------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS     % OF CLASS

------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F6R-064696
                          NFS/FMTC IRA
Information and           FBO Erica Schoff                               184.5310          A Shares        6.66%
 Technology Fund          1168 Ponte Verda Blvd.
                          Ponte Verda, FL  32082-4202
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #FER-104540
Information and           David L. Mallory
Technology Fund           9121 Birch Drive                               514.2400          A Shares       83.86%
                          Largo, FL  33777-1168
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Information and           Mutual Fund Reconciliation Unit
Technology Fund           Mail Center 3144                             190,537.6910        T Shares       12.05%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Information and           Mutual Fund Reconciliation Unit
Technology Fund           Mail Center 3144                             266,053.1470        T Shares       16.82%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Information and           Mutual Fund Reconciliation Unit
Technology Fund           Mail Center 3144                             494,286.3420        T Shares       31.26%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Information and           Fascorp Recordkeeper                         609,332.3320        T Shares       38.53%
Technology Fund           8515 E. Orchard Rd. #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #01W-184462
                          Homer Martha Gudelsky Family
International Equity      FNDTN Inc.                                   283,062.6270        A Shares       19.43%
Fund                      11900 Tech Road
                          Silver Spring, MD  20904-1910
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS     % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Nationwide Insurance Company
                          Trust
International Equity      c/o IPO Portfolio Accounting                 141,933.5290        T Shares        6.19%
Fund                      PO Box 182029
                          Columbus, OH  43218-2029
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
International Equity      Fascorp Recordkeeper                        1,484,187.8630       T Shares       20.61%
Fund                      8515 E. Orchard Rd. #2T2
                          Greenwood Village, Co  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
International Equity      Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            4,938,008.4880       T Shares       36.28%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
International Equity      Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            8,694,453.2430       T Shares       36.92%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          State Street Bank and Trust Co.
International Equity      FBO:  Emory University Endowment
Index Fund                1 Enterprise Drive                          7,628,131.5300       T Shares        6.84%
                          Quincy, MA  02171-2126
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
International Equity      Mutual Fund Reconciliation Unit
Index Fund                Mail Center 3144                            2,014,785.8320       T Shares       14.11%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
International Equity      Mutual Fund Reconciliation Unit             4,905,233.3500       T Shares       25.91%
Index Fund                Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS      % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
International Equity      Mutual Fund Reconciliation Unit             4,153,674.6320       T Shares       48.70%
Index Fund                Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Nationwide Insurance Company
                          Trust
Investment Grade Bond     Attn:  Mutual Funds Department               561,533.6680        A Shares       17.50%
Fund                      One World Financial Center
                          Columbus, OH  43218-2029
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Investment Grade Bond     Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            4,695,339.3800       T Shares        7.26%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Investment Grade Bond     Fascorp Recordkeeper                        10,906,906.7510      T Shares       16.86%
Fund                      8515 Orchard Road #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Investment Grade Bond     Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            13,202,856.0590      T Shares       20.41%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Investment Grade Bond     Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            17,421,978.8580      T Shares       26.93%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Investment Grade Bond     Mutual Fund Reconciliation Unit             17,990,438.5430      T Shares       27.81%
Fund                      Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS      % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
Investment Grade          Marion G. Nelson
Tax-Exempt Bond Fund      PO Box 2531                                   100,000.000        A Shares        5.68%
                          Panama City, FL  32402-2531
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Investment Grade          Mutual Fund Reconciliation Unit
Tax-Exempt Bond Fund      Mail Center 3144                            2,587,006.7380       T Shares       15.35%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Investment Grade          Mutual Fund Reconciliation Unit
Tax-Exempt Bond Fund      Mail Center 3144                            3,681,162.0440       T Shares       21.84%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Investment Grade          Mutual Fund Reconciliation Unit
Tax-Exempt Bond Fund      Mail Center 3144                            10,209,714.5740      T Shares       60.58%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #W26-118664
                          NFS/FMTC Roth IRA
Life Vision Aggressive    FBO David A. Brougher                          738.7710          A Shares       24.32%
Growth Fund               1132 Stockleybridge Drive
                          Chesapeake, VA  23322-9173
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F1R-185353
                          NFS/FMTC Roll IRA
Life Vision Aggressive    FBO Joan T. Toomey                             780.6990          A Shares       34.94%
Growth Fund               1717 Billingshurst Court
                          Orlando, FL  32825-8438
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F1F-072796
                          NFS/FMTC Roll IRA
Life Vision Aggressive    FBO John A. Mahoney                            274.8870          A Shares       36.92%
Growth Fund               5068 Alamanda Drive
                          Melbourne, FL  32940-1434
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
Life Vision Aggressive    NFSC FEBO #FGF-005690
Life Vision Aggressive    Michelle C. Shugar                            16.891.8920        B Shares        5.05%
Growth Fund               195 SW 129th Terrace
                          Newberry, FL  32669-2787
------------------------- ---------------------------------------- ---------------------- ----------- ----------------


------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS       % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #A1F-794732
Life Vision Aggressive    Nancy E. Gray                                 38,076.5320        B Shares       11.38%
Growth Fund               1501 Sandbridge Road
                          Virginia Beach, VA  23456-4019
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Life Vision Aggressive    Fascorp Recordkeeper                        3,425,634.5580       T Shares        6.01%
Growth Fund               8515 E. Orchard Road #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank
                          Attn:  Susan Grider
Life Vision Aggressive    Mail Center 3144                          1,298,507,443.4300     T Shares       93.62%
Growth Fund               PO Box 105504
                          Atlanta, GA  30348-5504
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Life Vision               Fascorp Recordkeeper                           931.4670          A Shares       41.75%
Conservative Fund         8515 E. Orchard Rd. #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F1F-072800
                          NFS/FMTC Roll IRA
Life Vision               FBO Celia Mahoney                              213.8810          A Shares       53.66%
Conservative Fund         5068 Alamanda Drive
                          Melbourne, FL  32940-1434
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F9R-159034
Life Vision               Mark Steven Schweizer
Conservative Fund         427 NE 13th Avenue                            19,030.5680        B Shares        5.01%
                          Ft. Lauderdale, FL  33301-1241
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F9F-027138
                          Lawrence C. Cimo TTEE
Life Vision               Marital TR U/W Anthony L. Cim                 19,144.4660        B Shares        5.04%
Conservative Fund         21236 Turquoise Way
                          Boca Raton, FL  33428-1160

------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #FFR-042510
Life Vision               Nancy Gregory                                 27,609.4470        B Shares        7.28%
Conservative Fund         1215 Smokey Mountain Trail
                          Chesapeake, VA  23320-8151
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS       % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F1F-016675
                          Barbara W. Abramson
Life Vision               IRA A Abramson                                7,075.4720         T Shares       98.02%
Conservative Fund         995 Bucksaw Place
                          Longwood, FL  32750-3076
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F8R-071170
                          NFS/FMTC Sep. IRA
Life Vision Growth and    FBO David A. Vukelja                          1,393.3670         A Shares       21.01%
Income Fund               1167 N. Halifax Avenue
                          Daytona Beach, FL  32118-3654
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F1R-185345
                          NFS/FMTC Roll IRA
Life Vision Growth and    FBO John P. Toomey                            4,288.8770         A Shares       34.17%
Income Fund               1717 Billingshurt Court
                          Orlando, FL  32825-8438
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F1R-229601
                          Magdy S. Nashed TTEE
Life Vision Growth and    Magdy S. Nashed Pension Plan                  6,974.8690         A Shares       34.66%
Income Fund               3953 s. Nova Road
                          Port Orange, FL  32127-4910
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Life Vision Growth and    Mutual Fund Reconciliation Unit
Income Fund               Mail Center 3144                              220,08.7340        T Shares       95.57%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #FER-029947
Life Vision Moderate      Kathi L. McKean
Growth Fund               3704 Crestwood Drive                          1,037.3440         A Shares       11.03%
                          Valrico, FL  33594-6031
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F5R-078832
                          NFS/FMTC IRA
Life Vision Moderate      FBO Merlene A. Samuda                         3,254.6140         A Shares       15.59%
Growth Fund               8642 NW 10th Place #139B
                          Plantation, FL  33322-4508
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F8R-072621
                          NFS/FMTC IRA
Life Vision Moderate      FBO Georganne D. McGreevy                       73.6680          A Shares       20.94%
Growth Fund               15 Remington Road
                          Ormond Beach, FL  32174-2528
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS       % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SEI Corporation
Life Vision Moderate      Attn:  Rob Silvestri                            9.3550           A Shares       48.92%
Growth Fund               One Freedom Valley Drive
                          Oaks, PA  19456
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Life Vision Moderate      Fascorp Recordkeeper                        9,679,540.7670       T Shares       13.53%
Growth Fund               8515 E. Orchard Road #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Life Vision Moderate      Fascorp Recordkeeper                        6,798,981.3050       T Shares       85.94%
Growth Fund               8515 E. Orchard Road #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Limited-Term Federal      Mutual Fund Reconciliation Unit
Mortgage Securities Fund  Mail Center 3144                            8,846,432.9430       A Shares        5.42%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #FFR-060925
                          Meshulam Zonis Revoc. Trust
Limited-Term Federal      Meshulam Zonis                                99,912.9720        A Shares        6.86%
Mortgage Securities Fund  U/A 8/22/2002
                          3801 NE 207th Street Apt. 2802
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #FFR-061212
                          Sheldon Stein
Limited-Term Federal      Miriam Stein                                  58,710.3940        A Shares        9.22%
Mortgage Securities Fund  9601 Collins Avenue #PH-304
                          Bal Harbour, FL  33154-2209
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Nationwide Insurance Company
                          Trust
Limited-Term Federal      c/o IPO Portfolio Accounting                  74,350.3450        T Shares       27.83%
Mortgage Securities Fund  PO Box 182029
                          Columbus, OH  43218-2029
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Limited-Term Federal      Mutual Fund Reconciliation Unit             18,524,838.0040      T Shares       29.64%
Mortgage Securities Fund  Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
-------------------------- --------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS      % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Limited-Term Federal      Mutual Fund Reconciliation Unit             12,652,995.4260      T Shares       40.74%
Mortgage Securities Fund  Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Federated Investors
Maryland Municipal Bond   Attn:  Media Admin. Fl. 17
Fund                      1001 Liberty Avenue                             4.6950           A Shares       20.02%
                          Pittsburgh, PA  15222-3714
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Federated Investors
Maryland Municipal Bond   Attn:  Media Admin. Fl. 17
Fund                      1001 Liberty Avenue                             4.7040           A Shares       20.02%
                          Pittsburgh, PA  15222-3714
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F4R-070190
                          NFS/FMTC Roll IRA
Maryland Municipal Bond   FBO Sandra H. Faulconer                        630.0030          A Shares       20.06%
Fund                      34938 Double Eagle Court
                          Zephyrhills, FL  33541-2683
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Federated Investors
Maryland Municipal Bond   Attn:  Media Admin. Fl. 17
Fund                      1001 Liberty Avenue                             4.6950           A Shares       39.90%
                          Pittsburgh, PA  15222-3714
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Maryland Municipal Bond   Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            2,455,053.7710       T Shares       13.52%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Maryland Municipal Bond   Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            1,546,737.6000       T Shares       28.63%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Maryland Municipal Bond   Mutual Fund Reconciliation Unit              361,382.6600        T Shares       57.85%
Fund                      Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS      % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Mid-Cap Equity Fund       Mutual Fund Reconciliation Unit             4,034,240.4590       A Shares        9.28%
                          Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Nationwide Insurance Company
                          Trust
Mid-Cap Equity Fund       c/o IPO Portfolio Accounting
                          PO Box 182029                                137,990.4630        T Shares        5.76%
                          Columbus, OH  43218-2029
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Mid-Cap Equity Fund       Fascorp Recordkeeper                         998,869.2510        T Shares        8.25%
                          8515 E. Orchard Rd. #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Mid-Cap Equity Fund       Mail Center 3144                            1,431,412.2740       T Shares       26.47%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Mid-Cap Equity Fund       Mail Center 3144                            5,431,749.5650       T Shares       28.20%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Mid-Cap Equity Fund       Mail Center 3144                            4,591,119.2340       T Shares       31.31%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SEI Trust Company
                          c/o Citrus & Chemical Bank
Mid-Cap Value Equity      Attn:  Mutual Funds Administrator             1,184.9540         A Shares        6.83%
Fund                      One Freedom Valley Drive
                          Oaks, PA  19456
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS       % OF CLASS

------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F7F-000604
Mid-Cap Value Equity      Carl Goelz                                     908.1480          A Shares        7.03%
Fund                      18585 Gillman Street
                          Livonia, MI  48152-3723
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F1F-096539
                          NFS/FMTC IRA BDA
Mid-Cap Value Equity      NSPS Janet E. Erel                             527.6260          A Shares        8.16%
Fund                      208 Milford Haven CV
                          Longwood, FL  32779-5639
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F7R-068373
                          Virginia M. Brown
Mid-Cap Value Equity      Whitney A. Brown Revoc Trust 9                1,420.2990         A Shares       11.76%
Fund                      114 Tennessee Avenue
                          Lakeland, FL  33801-4630
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F2F-002852
                          Aurthur H. Plage
Mid-Cap Value Equity      TOD Carmella Campbell                          542.5770          A Shares       15.35%
Fund                      1771 Upland Ridge Dr. NW
                          Conyers, GA  30012-3656
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F7R-068390
                          Alice C. Thompson TTEE
Mid-Cap Value Equity      Alice Thompson Revoc. Trust
Fund                      U/A8/16/88                                    2,074.6300         A Shares       18.39%
                          114 Tennessee Avenue
                          Lakeland, FL  33801-4630
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #613-884324
                          FMT Co. Cust. IRA
Mid-Cap Value Equity      FBO Mark B. Epstein                           12,138.8750        A Shares       26.87%
Fund                      2310 Woodland Lake Walk
                          Snellville, GA  30078-7300
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Mid-Cap Value Equity      Mutual Fund Reconciliation Unit             2,877,216.9430       T Shares       22.03%
Fund                      Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS       % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Mid-Cap Value Equity      Mutual Fund Reconciliation Unit             4,123,029.1020       T Shares       31.57%
Fund                      Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Mid-Cap Value Equity      Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            5,808,644.2620       T Shares       44.48%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          National Financial Services Corp.
                          For Exclusive Benefit of our Cust.
Prime Quality Money       Attn:  Mutual Funds Department
Market Fund               One World Financial Center                1,863,558,553.3600     A Shares       97.68%
                          200 Liberty Street FL 5
                          New York, NY  10281-5503
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Prime Quality Money       Fascorp Recordkeeper                       242,612,632.7000      T Shares        6.28%
Market Fund               8515 Orchard Road #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank
                          Attn:  Susan Grider
Prime Quality Money       Mail Center 3133                          3,518,951,878.5200     T Shares       91.13%
Market Fund               PO Box 105504
                          Atlanta, GA  30348-5504
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #FER-103780
                          Francesca K. Field TTEE
                          Francesca K. Field Rev. Trust
Short-Term Bond Fund      U/A 2/8/91                                    69,651.5790        A Shares        6.36%
                          11623 Innfields Drve
                          Odessa, FL  33556-5407
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #FER-103802
                          Francesca K. Field TTEE
Short-Term Bond Fund      Francesca K. Field Rev. Trust                 99,409.3090        A Shares        9.02%
                          U/A 2/8/91
                          11623 Innfields Drve
                          Odessa, FL  33556-5407
------------------------- ---------------------------------------- ---------------------- ----------- ----------------


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


------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS       % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Short-Term Bond Fund      Mutual Fund Reconciliation Unit             4,891,747.7900       A Shares       12.88%
                          Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G1R-255289
                          NFS/FMTC Roll IRA
Short-Term Bond Fund      FBO W H Massey                                49,058.6500        A Shares       14.00%
                          2740 Woods Ridge Drive
                          Alpharetta, GA  30022-4828
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G1R-167924
                          James A. Dixon
Short-Term Bond Fund      7005 Carlisle Lane                           162,631.6130        L Shares        9.31%
                          Alpharetta, GA  30022-5145
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Nationwide Insurance Company
                          Trust
Short-Term Bond Fund      c/o IPO Portfolio Accounting                 108,062.0160        T Shares        5.14%
                          PO Box 182029
                          Columbus, OH  43218-2029
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Short-Term Bond Fund      Fascorp Recordkeeper                        1,555,358.1140       T Shares        8.47%
                          8515 E. Orchard Rd. #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Short-Term Bond Fund      Mail Center 3144                            15,625,557.3020      T Shares       16.05%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Short-Term Bond Fund      Mutual Fund Reconciliation Unit             2,564,542.4040       T Shares       16.71%
                          Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------


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


------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS      % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Short-Term Bond Fund      Mutual Fund Reconciliation Unit             5,056,254.2080       T Shares       51.63%
                          Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Short-Term U.S.           Mutual Fund Reconciliation Unit
Treasury Securities Fund  Mail Center 3144                            4,857,572.4170       A Shares        5.90%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F3R-098183
Short-Term U.S.           Delno V. Mullins
Treasury Securities Fund  7860 Palm Aire Lane                           96,993.2100        A Shares       11.05%
                          Sarasota, FL  34243-3748
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F1F-077038
                          Eugene C. McCarthy
Short-Term U.S.           SunTrust RH, Capital Markets
Treasury Securities Fund  "Variable Prepaid Forward"                   181,528.6950        A Shares       13.28%
                          248 Hamilton Road
                          Rockville Center, NY  11570-2634
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Nationwide Insurance Company
                          Trust
Short-Term U.S.           c/o IPO Portfolio Accounting                 218,180.2350        T Shares        7.49%
Treasury Securities Fund  PO Box 182029
                          Columbus, OH  43218-2029
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Short-Term U.S.           Mutual Fund Reconciliation Unit
Treasury Securities Fund  Mail Center 3144                             779,390.2040        T Shares        7.73%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          CENCO
Short-Term U.S.           AMG 7th Floor                               1,622,804.0510       T Shares       16.09%
Treasury Securities Fund  PO Box 10566
                          Birmingham, AL  35296-0566
------------------------- ---------------------------------------- ---------------------- ----------- ----------------


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


------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS    % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Short-Term U.S.           Mutual Fund Reconciliation Unit             2,002,737.6570       T Shares       19.86%
Treasury Securities Fund  Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Short-Term U.S.           Mutual Fund Reconciliation Unit
Treasury Securities Fund  Mail Center 3144                            4,923,592.8760       T Shares       48.83%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Nationwide Insurance Company
                          Trust
Small Cap Growth Stock    c/o IPO Portfolio Accounting                 177,662.9020        A Shares       11.20%
Fund                      PO Box 182029
                          Columbus, OH  43218-2029
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Small Cap Growth Stock    Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            1,070,242.1930       T Shares        6.64%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Small Cap Growth Stock    Fascorp Recordkeeper                        2,670,572.3520       T Shares       12.02%
Fund                      8515 E. Orchard Rd. #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Small Cap Growth Stock    Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            4,836,883.4560       T Shares       13.64%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Small Cap Growth Stock    Mutual Fund Reconciliation Unit             5,488,770.8370       T Shares       24.62%
Fund                      Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS    % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Small Cap Growth Stock    Mutual Fund Reconciliation Unit             9,904,010.3130       T Shares       40.99%
Fund                      Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #613-884375
Small Cap Value Equity    Judi A. Epstein
Fund                      2310 Woodland Lake Walk                       3,576.9350         A Shares        7.26%
                          Snellville, GA  30078-7300
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G1F-063258
                          David L. Kuniansky
Small Cap Value Equity    Leon Kuniansky Revoc Trust
Fund                      U/A 6/23/03                                   18,610.2720        A Shares        9.19%
                          PO Box 19859
                          Atlanta, GA  30325-0859
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #613-884359
                          Mark B. Epstein Cust.
Small Cap Value Equity    Amy L. Epstein UTMA GA                        2,826.6990         A Shares       14.53%
Fund                      2310 Woodland Lake Walk
                          Snellville, GA  30078-7300
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #613-884340
                          Mark B. Epstein Cust.
Small Cap Value Equity    Samuel A. Epstein UTMA GA                     5,653.3990         A Shares       31.19%
Fund                      2310 Woodland Lake Walk
                          Snellville, GA  30078-7300
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Small Cap Value Equity    Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            16,489,269.3360      T Shares       11.52%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Small Cap Value Equity    Fascorp Recordkeeper                        4,402,178.0660       T Shares       14.59%
Fund                      8515 E. Orchard Rd. #2T2
                          Greenwood Village, CO 80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS     % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Small Cap Value Equity    Mutual Fund Reconciliation Unit             13,614,586.2450      T Shares       34.88%
Fund                      Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Small Cap Value Equity    Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            5,573,514.2760       T Shares       35.64%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F6R-064866
                          Florida Baptist Convention Inc.
Strategic Income Fund     Steve Baumgardner                            219,780.2200        A Shares        7.61%
                          1230 Hendricks Avenue
                          Jacksonville, FL  32207-8619
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G5R-029149
                          NFS/FMTC IRA
Strategic Income Fund     FBO Karl M. Counts                            5,188.1800         A Shares       89.89%
                          22 Clarendon Road
                          Savannah, GA  31410-4105
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Strategic Income Fund     Mail Center 3144                            1,167,195.4140       T Shares       18.12%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Strategic Income Fund     Mail Center 3144                            1,678,311.4300       T Shares       26.06%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Strategic Income Fund     Mutual Fund Reconciliation Unit             3,387,113.5980       T Shares       52.60%
                          Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS       % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F9R-161462
Strategic Quantitati      Adrian Lehn                                    740.4030          A Shares       14.03%
Equity Fund               6 Poydras Drive
                          Little Rock, AR  72211-2127
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G1R-215546
Strategic Quantitative    Patrick A. Paparelli
Equity Fund               568 Rock Springs Place, NE                      495.880          A Shares       32.19%
                          Atlanta, GA  30306-2383
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F1R-059943
                          Joseph Ryan Ballant Sr.
Strategic Quantitative    Priscilla B. Ballant                          1,137.3210         A Shares       50.65%
Equity Fund               221 West Tilden Street
                          Winters Garden, FL  34787-2725
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G9R-031810
                          Richard L. Nutt
Strategic Quantitative    FMT TTEE P/S Plan P/S
Equity Fund               104 George T. Morris Cir.                     4,986.8770         L Shares        5.11%
                          St. Simons Island, GA  31522-2215
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F5R-022349
                          NFS/FMTC IRA
Strategic Quantitative    FBO Robert C. Stacy                           1,789.6010         L Shares        5.23%
Equity Fund               13262 Whitehaven Lane #606
                          Ft. Meyers, FL 33912-1577
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #A1F-650285
Strategic Quantitative    Janice H. Dodrill
Equity Fund               4979 Jacobs Run Lane                          2,738.5580         L Shares        9.53%
                          Earlysville, VA  22936-1845
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #F3R-096075
                          NFS/FMTC IRA
Strategic Quantitative    FBO Otto P. Agostinelli                       2,673.7970         L Shares        9.91%
Equity Fund               1814 Los Alamos Drive
                          Punta Gorda, FL  33950-8542
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G1F-059862
Strategic Quantitative    Frank E. Flowers                              27,175.930         T Shares       12.83%
Equity Fund               680 Austin Road
                          Ellenwood, GA  30294-3201
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS            % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          State Street Bank and Trust Co.
                          TTEE FBO Coca-Cola Enterprises
Strategic Quantitative    Master Trust for DEF Benefit Plans           507,614.2130        T Shares       31.62%
Equity Fund               Attn:  Tom Donovan
                          One Enterprise Drive #SWB5C
                          North Quincy, MA  02171-2126
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Strategic Quantitative    Mutual Fund Reconciliation Unit
Equity Fund               Mail Center 3144                            1,250,714.4050       T Shares       51.45%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          National Financial Services Corp.
                          For Exclusive Benefit of our Cust.
Tax Exempt Money Market   Attn:  Mutual Funds Department
Fund                      One World Financial Center                 262,812,180.6000      A Shares       97.96%
                          200 Liberty Street FL 5
                          New York, NY  10281-5503
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank
                          Attn:  Susan Grider
Tax Exempt Money Market   Mail Center 3133                          1,159,122,540.2400     T Shares        100%
Fund                      PO Box 105504
                          Atlanta, GA  30348-5504
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #G1F-065633
                          Halla Clafffey TTEE
Tax Sensitive Growth      Paula H. Holmes Trust
Stock Fund                U/W 8/20/01                                   8,118.9060         A Shares        6.99%
                          1085 Eagles Nest Drive
                          Milford, MI  48381-4502
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          National Financial Services Corp.
                          For Exclusive Benefit of our Cust.
Tax Sensitive Growth      Attn:  Mutual Funds Department
Stock Fund                One World Financial Center                   400,148.4700        A Shares       16.21%
                          200 Liberty Street FL 5
                          New York, NY  10281-5503
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          NFSC FEBO #T9R-071242
                          Dovie T. Parke
Tax Sensitive Growth      c/o Karen Papke Gatanis                       1,715.8820         A Shares       76.69%
Stock Fund                5089 Glendora Drive
                          Powder Springs, GA  30127-5348
------------------------- ---------------------------------------- ---------------------- ----------- ----------------

                                     90



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS      % OF CLASS

------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Tax Sensitive Growth      Mutual Fund Reconciliation Unit              3,37,638.0830       T Shares       14.53%
Stock Fund                Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Tax Sensitive Growth      Mutual Fund Reconciliation Unit
Stock Fund                Mail Center 3144                            2,034,819.9610       T Shares       37.25%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Tax Sensitive Growth      Mutual Fund Reconciliation Unit
Stock Fund                Mail Center 3144                            2,743,800.2450       T Shares       45.88%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
U.S. Government           Mutual Fund Reconciliation Unit
Securities Fund           Mail Center 3144                            13,478,802.5730      T Shares       12.01%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
U.S. Government           Mutual Fund Reconciliation Unit
Securities Fund           Mail Center 3144                            11,010,967.1240      T Shares       18.73%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
U.S. Government           Fascorp Recordkeeper                        3,145,607.7400       T Shares       24.74%
Securities Fund           8515 E. Orchard Rd. #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
U.S. Government           Mutual Fund Reconciliation Unit             6,479,840.9090       T Shares       40.23%
Securities Fund           Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES      CLASS         % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          National Financial Services Corp.
                          For Exclusive Benefit of our Cust.
U.S. Government           Attn:  Mutual Funds Department             221,940,289.9200      A Shares       93.71%
Securities Money Market   One World Financial Center
Fund                      200 Liberty Street FL 5
                          New York, NY  10281-5503

------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
U.S. Government           FBO Various Benefit Plans
Securities Money Market   Fascorp Recordkeeper                        92,630,215.0160      T Shares       13.80%
Fund                      8515 Orchard Road #2T2
                          Greenwood Village, CO  80111-5002

------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank
U.S. Government           Attn: Susan Grider
Securities Money Market   Mail Center 3133                           578,716,907.6600      T Shares       86.20%
Fund                      PO Box 105504
                          Atlanta, GA  30348-5504
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SEI Corporation
U.S. Treasury             Attn: Rob Silvestri
Securities Money Market   One Freedom Valley Drive                        9.5510           A Shares       99.94%
Fund                      Oaks, PA  19456
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank
U.S. Treasury             Attn: Susan Grider
Securities Money Market   Mail Center 3144                           181,307,720.6700      T Shares       98.87%
Fund                      PO Box 105504
                          Atlanta, GA  30348-5504
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Nationwide Insurance Company
                          Trust
Value Income Stock Fund   c/o IPO Portfolio Accounting                 457,613.2190        A Shares        6.82%
                          PO Box 182029
                          Columbus, OH  43218-2029
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Nissan Motor Corp.-USA
                          401K Plan RH03
Value Income Stock Fund   Nissan Motor Corp.-USA                      3,275,864.9060       T Shares        5.03%
                          State Street Bank TTEE
                          PO Box 1992
                          Attn:  Cathie Noyes
                          Boston, MA  02105-1992
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS        % OF CLASS

------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Value Income Stock Fund   Mutual Fund Reconciliation Unit             3,323,711.3140       T Shares        5.11%
                          Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Value Income Stock Fund   Mail Center 3144                            5,186,284.0740       T Shares        7.97%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Value Income Stock Fund   Mail Center 3144                            8,673,193.4520       T Shares       13.33%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SunTrust Bank TTEE
                          FBO Various Benefit Plans
Value Income Stock Fund   Fascorp Recordkeeper                        11,720,988.7740      T Shares       18.01%
                          8515 E. Orchard Rd. #2T2
                          Greenwood Village, CO  80111-5002
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
                          Mutual Fund Reconciliation Unit
Value Income Stock Fund   Mail Center 3144                            30,892,174.9860      T Shares       47.48%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Federated Investors
Virginia Intermediate     Attn:  Media Admin Fl. 17
Municipal Bond Fund       1001 Liberty Avenue                             4.7410           L Shares       19.93%
                          Pittsburgh, PA  15222-3714
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Federated Investors
Virginia Intermediate     Attn:  Media Admin Fl. 17
Municipal Bond Fund       1001 Liberty Avenue                             4.7500           L Shares       19.93%
                          Pittsburgh, PA  15222-3714
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          SEI Corporation
Virginia Intermediate     Attn:  Rob Silvestri                            9.2250           L Shares       19.97%
Municipal Bond Fund       One Freedom Valley Drive
                          Oaks, PA 19456
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS        % OF CLASS
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Federated Investors
Virginia Intermediate     Attn:  Media Admin Fl. 17                       4.7410           L Shares       40.16%
Municipal Bond Fund       1001 Liberty Avenue
                          Pittsburgh, PA  15222-3714
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Virginia Intermediate     Mutual Fund Reconciliation Unit
Municipal Bond Fund       Mail Center 3144                            12,127,595.9400      T Shares       30.42%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Virginia Intermediate     Mutual Fund Reconciliation Unit
Municipal Bond Fund       Mail Center 3144                             765,416.8020        T Shares       66.59%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Federated Investors
Virginia Municipal Bond   Attn:  Media Admin Fl. 17
Fund                      1001 Liberty Avenue                             4.6300           A Shares       20.02%
                          Pittsburgh, PA  15222-3714
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Virginia Municipal Bond   Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            1,523,453.2320       A Shares       20.06%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Federated Investors
Virginia Municipal Bond   Attn:  Media Admin Fl. 17
Fund                      1001 Liberty Avenue                             4.6300           A Shares       39.90%
                          Pittsburgh, PA  15222-3714
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Virginia Municipal Bond   Mutual Fund Reconciliation Unit
Fund                      Mail Center 3144                            10,038,146.8080      L Shares        5.03%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Wachovia Securities, LLC FBO
Virginia Municipal Bond   Mr. Luis R. Montiel                           61,931.6530        T Shares       40.40%
Fund                      6712 Baron Road
                          McLean, VA  22101-2907
------------------------- ---------------------------------------- ---------------------- ----------- ----------------



------------------------- ---------------------------------------- ---------------------- ----------- ----------------
FUND                      NAME AND ADDRESS                           NUMBER OF SHARES       CLASS       % OF CLASS

------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Virginia Municipal Bond   Mutual Fund Reconciliation Unit             1,731,978.5710       T Shares       57.27%
Fund                      Mail Center 3144
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          Trustman
                          SunTrust Banks
Virginia Tax-Free Money   Mutual Fund Reconciliation Unit
Market Fund               Mail Center 3144                            5,539,659.3140       A Shares        100%
                          PO Box 105870
                          Atlanta, GA  30348-5870
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          National Financial Services Corp.
                          For Exclusive Benefit of our Cust.
Virginia Tax-Free Money   Attn:  Mutual Fund Deparment
Market Fund               One World Financial Center                 104,793,849.0400      T Shares       13.51%
                          200 Liberty Street FL 5
                          New York, NY  10281-5503
------------------------- ---------------------------------------- ---------------------- ----------- ----------------
                          STI Classic VA Tax Free
                          Attn:  Julia Hugenot
Virginia Tax-Free Money   SunTrust Capital Markets                    28,330,271.8100      T Shares       86.49%
Market Fund               303 Peachtree Street
                          25th Floor-MC 3906
                          Atlanta, GA  30308-3201
------------------------- ---------------------------------------- ---------------------- ----------- ----------------

FINANCIAL STATEMENTS

The financial statements for the STI Classic Fund's fiscal year ended May 31, 2003, including notes thereto and the reports of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the 2003 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              -  Leading market positions in well-established industries.

              -  High rates of return on funds employed.

              - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

              - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

              - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

              - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2      Satisfactory   capacity  to  pay  principal  and  interest  with  some
          vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B

[GRAPHIC OMITTED]


 TRUSCO CAPITAL MANAGEMENT PROXY DISCLOSURE TO THE STI CLASSIC FUND SHAREHOLDERS

Dear Shareholders:

The Securities and Exchange Commission recently adopted new rules and rule amendments under the Investment Advisers Act of 1940, Release No. 2106; and SEC Releases 33-8188, 34-47304, and IC-25922, that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. UNDER OUR CURRENT CONTRACTUAL AGREEMENT, TRUSCO CAPITAL MANAGEMENT, INC. ("TRUSCO"), IS AUTHORIZED TO VOTE PROXIES ON BEHALF OF THE STI CLASSIC FUNDS.

The new rules require an investment adviser that exercises voting authority over proxies to adopt policies and procedures reasonably designed to ensure that the adviser: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.

Trusco's existing Proxy Voting Committee ("Committee") has been expanded to ensure compliance with all of the requirements. After an exhaustive internal review, the Committee determined that the use of a professional proxy voting agency would be the most efficient and effective course of action. The Committee conducted comprehensive due diligence of the most respected proxy voting specialists in the industry and chose to hire Institutional Shareholder Services, ("ISS") as Trusco's independent third party agent to assist us with meeting our fiduciary obligations.

Several of the determining factors in choosing ISS included its excellent research tools and technical support, consistent track record, and care in addressing all potential conflict of interest issues. More importantly, ISS's reliable and conservative historical voting selections generally mirror the highly principled voting standards of Trusco.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company's organizational structure, executive and operational management, the independence of the firm's Board of Directors, its corporate culture and governance process, and the impact of economic, environmental and social implications will remain key elements in all final voting procedures.

To address inherent conflicts of interest with some Trusco relationships, the firm has taken the additional step of contracting with a separate ISS designated analytical team to assist with voting on any subject that Trusco might consider to be a material internal conflict of interest. Trusco refrains from investing in and making recommendations on specific firms wherein a director or officer may serve as an independent director on Trusco's, SunTrust Banks, Inc., ("SunTrust") or a related SunTrust affiliate's board of directors; and on matters in which an issuer has substantial banking or other financial relationships with Trusco and/or SunTrust, or a SunTrust affiliate.

In order to provide shareholders with the most beneficial and objective proxy voting opinions, Trusco may call upon an appointed independent proxy voting agent to handle such conflict of interest voting matters. ISS will then vote the shares according to the wishes of this independent fiduciary. Trusco will have no power to alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary proxy voting agent.

Please be assured, that although Trusco has engaged ISS to assist with physical proxy voting matters, and we have generally adopted the ISS Proxy Voting Policies and Procedures as our own, we retain the primary obligation to review all issues and must actively monitor all information prior to each vote placed on behalf of shareholders. Trusco will continue to utilize all available resources in order to make well-informed, qualified proxy vote decisions. Should the occasion arise that ISS's recommendations and views do not match those of Trusco, the Trusco Committee will arrange to vote those shares accordingly.

Further information may be obtained by contacting the STI Classic Funds by telephone at: 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.

Again, please know that, as with all matters relating to the STI Classic Funds, we at Trusco take our fiduciary proxy voting obligations very seriously, and will do our utmost to protect the interests of each and every shareholder.

Regards,

Trusco Capital Management, Inc.

                                   11/2003

                     TRUSCO CAPITAL MANAGEMENT PROXY POLICY

                                POLICY STATEMENT

Trusco Capital Management, Inc. ("Trusco") employs a Proxy Committee approach ("Trusco Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of the STI Classic Funds. The Trusco Committee will annually (or more often if needed), review, reaffirm and amend guidelines and strategies for all domestic and international funds.

Trusco has engaged Institutional Shareholder Services ("ISS") as its agent to provide certain services and support related to the firm's proxy voting policies, procedures and processes.

Trusco has contracted with ISS to provide administrative as well as functional services that include but are not limited to:

        1. Access to and adoption of its U.S. Proxy policies, Taft Hartley Proxy policies and Global Proxy policies;

        2. Collection and coordination of proxy material forwarded by Trusco's client custodians;

        3. Access to issuer-specific research and proxy analysis;

        4. Proxy voting (both standard and exception based), reconciliation, and disclosure; and

        5. Record keeping and voting record retention.

The Trusco Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions. Generally, the Trusco Committee will follow the established ISS proxy voting guidelines.

               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES

Trusco Capital Management will vote proxies for all of the STI Classic Funds. Trusco utilizes the services of an independent third party agent, Institutional Shareholder Services, Inc., ("ISS") to assist with facilitating and managing its fiduciary obligations regarding proxy voting, reviewing issues of corporate governance, and dealing with material conflicts of interest. Accordingly, Trusco will generally follow the pre-approved ISS proxy voting principles in matters concerning domestic and global proxy voting issues, as well as guidelines applicable to "TAFT HARTLEY" plans and relationships. ERISA accounts will be voted in accordance with the U.S. Proxy Policies.

Trusco has extensively reviewed ISS's policies along with prior years' actual voting records and has determined that, as a general rule, Trusco agrees with ISS's existing policies and will usually follow those guidelines to fulfill its proxy voting duties.

Trusco will, however, continue to obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits. Although this typically means that most issues are voted on a case-by-case basis, the Trusco Committee utilizes the firm's standard voting guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are always considered include: an in-depth look at each company's organizational structure; executive and operating management styles, the independence of its Board of Directors, its corporate culture and governance processes, implicit and explicit social and economic product benefits and the impact or economic implications of the available alternatives.

                              EXCEPTIONS TO POLICY

The guidelines as outlined herein, do not apply where Trusco has contracted discretionary authority to vote shares to a subadvisor or agent such as may be the case in some managed, separate, or wrap accounts.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's own proxy voting procedures. The Trusco Committee will annually review but need not necessarily approve the subadvisor's or agent's proxy voting policies.

                              CONFLICTS OF INTEREST

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc, occasions may from time to time arise, in which the Trusco Committee believes that an actual material or a perceived material conflict exists. Several of the currently identified proxy voting conflicts include:

        1. Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., Coca-Cola Enterprises, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc., may have a similar on-going non-investment management associated relationship.

        2. Other conflicts of interest may arise from time to time where the shares to be voted involve:

           a. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc.;

           b. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco or SunTrust Banks, Inc.; and

           c. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or SunTrust Banks, Inc. affiliates.

Where a material conflict of interest exists or is perceived to exist on any proxy proposal, the Trusco Committee will determine the most fair and reasonable arrangements to be followed in order to properly address all conflict concerns. Trusco may employ one or more of the below listed suggestions:

        1. Retain an independent fiduciary to vote the shares.

        2. Vote according to ISS's (or similar agent's) standard policies.

        3. Pass the proxy material on to the client so that the client can vote on all issues.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

                           SECURITIES LENDING PROGRAM

Several of the STI Classic Funds engage in "security lending" programs. (The fund loans fully paid stock to various broker-dealers and collects interest based on the underlying value of the position.) Trusco will generally refrain from voting securities loaned out under this lending agreement when the costs and lost revenue to the client combined with the administrative effects of retrieving the securities outweigh the benefit of voting the proxy. In addition, the Trusco Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material, Trusco will initiate a total recall of the shares on loan to vote accordingly.

                             ADDITIONAL INFORMATION

Further information on Trusco Capital Management, Inc.'s U.S. DOMESTIC PROXY POLICIES, TAFT HARTLEY PROXY POLICIES and GLOBAL/INTERNATIONAL PROXY POLICIES is available by contacting: STI Classic Funds by telephone at:
1-800-874-4770,  Option 5, or via the web at www.sticlassicfunds.com.

                                                                        11/2003

                         TRUSCO CAPITAL MANAGEMENT, INC.

The following is a concise summary of Trusco's US/Domestic proxy voting policy guidelines. ERISA accounts will be voted in accordance with Trusco's US/Domestic guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:
o An auditor has a financial interest in or association with the company, and is therefore not independent;
o Fees for non-audit  services are excessive,  or
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

o independence of the board and key board committees.
o Attendance at board meetings or egregious board actions.
o Corporate governance provisions, takeover activity and long-term company performance.
o Responsiveness to shareholder  proposals.
o Excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION  OF THE BOARD
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority, or more, of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

3    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier ,shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

o In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

o If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill provision for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill provision and management proposals to ratify a poison pill provision.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals of companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders.
o It is not designed to preserve the voting power of an insider or significant shareholder.

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analysis an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o Historic  trading  patterns
o Rationale  for the  repricing
o  Value-for-value exchange
o Option vesting
o Term of the option
o Exercise price
o Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value;
o Offering  period is 27 months or less; and
o Potential voting power dilution (VPD) is ten percen or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                                                         08/2003

TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
o there are concerns about the accounts presented or audit procedures used; or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
o there are serious concerns about the accounts presented or the audit procedures used;
o the  auditors  are  being  changed  without explanation;  or
o non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
o there are serious concerns about the statutory reports presented or the audit procedures used;
o questions  exist  concerning  any of the statutory  auditors being appointed;
or
o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o the payout is excessive given the company's financial position.

STOCK  (SCRIP)  DIVIDEND  ALTERNATIVE
Vote  FOR  most  stock  (scrip)  dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS
Vote FOR management  nominees in the election of directors,  unless:
o there are clear concerns about the past performance of the company or the board; or
o the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
o there are serious questions about actions of the board or management for the year in question; or
o legal  action is being taken  against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS
GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:
o clear evidence of past abuse of the authority is available; or o the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.

ANTI-TAKEOVER MECHANISMS:
Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote  AGAINST  proposals  that  limit  the  company's  business   activities  or
capabilities or result in significant costs being incurred with little or no benefit.

                                                                         11/2003

                            TRUSCO CAPITAL MANAGEMENT

                      TAFT-HARTLEY PROXY VOTING GUIDELINES

The Trusco Capital Management Taft-Hartley Voting Policy is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Trusco Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Trusco will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:
o Corporate policies that affect job security and wage levels;
o Corporate  policies that affect local  economic development  and  stability;
o  Corporate   responsibility  to  employees  and communities; and
o Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS
Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Trusco holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors  take into account  factors that  include:
o Company performance relative to its peers;
o Lack of majority independent board;
o Board diversity;
o Executive    compensation-related (excessive salaries/bonuses/pensions,  stock option  repricing,  misallocation of corporate funds,  etc.);  and
o Failure of the board to respond  to  majority  shareholder votes.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:
o Poor attendance;
o Independence of the key board committees(audit, compensation, and nominating);
o Performance of the key board  committees;
o Failure to establish key board  committees;  and
o Interlocking directorships.

CEO SERVING AS CHAIRMAN: A principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO. This duty is obviously compromised when the chairman is the CEO. Approximately 60 percent of companies in both the S&P 500(R) and Russell 3000(R) have joint chairman and CEO positions. A recent McKinsey survey of board members at 500 U.S. companies found that nearly 70 percent of directors polled said a CEO should not run the board. We WITHHOLD votes from CEOs who serve as chairman, and we vote FOR proposals to separate these positions.

INDEPENDENT DIRECTORS: Trusco believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company.

We  vote  FOR   proposals   that  request  that  the  board  and/or  its  audit,
compensation,   and  nominating   committees  be  comprised  of  a  majority  of
independent directors. We WITHHOLD votes from entire boards that are not majority-independent.

BOARD STRUCTURE: Trusco supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote.

CUMULATIVE VOTING: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. Trusco votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

POISON PILLS: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, Trusco generally votes FOR proposals to eliminate or redeem poison pills. We vote FOR shareholder proposals to submit a company's poison pill to shareholder vote.

PROPOSALS ON BOARD INCLUSIVENESS: Trusco votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

II) CAPITAL STRUCTURE
INCREASE AUTHORIZED COMMON STOCK: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

DUAL CLASS STRUCTURES: Trusco does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) RATIFYING AUDITORS
Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting. We support shareholder proposals to ensure auditor independence.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS

Trusco votes for corporate transactions that take the high road to competitiveness and company growth. Trusco believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Factors  taken into account for mergers and  acquisitions  include:
o Impact on shareholder value;
o Potential synergies;
o Corporate governance and shareholder rights;
o Fairness  opinion;  o Offer price (cost vs. premium);  and
o Impact on community stakeholders and workforce employees.



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

REINCORPORATION: Trusco reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION
STOCK OPTION PLANS: Trusco supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Trusco supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Trusco votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

STOCK OPTION EXPENSING: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option's accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Trusco supports shareholder resolutions calling for stock option grants to be treated as an expense.

PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY: Trusco votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN PARACHUTES: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Trusco votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS): Trusco generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES
Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Trusco provides specific narrative explanations for votes on these types of shareholder proposals. Trusco evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Trusco clients select investment strategies and criteria for their portfolios. Trusco views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Trusco votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Trusco supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Trusco supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES PRINCIPLES: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being. Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Trusco supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Trusco votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES: Trusco generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Non-discrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their


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

abilities. Trusco supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Trusco votes FOR proposals to implement and report on ILO codes of conduct.


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